1933 Act File No. 333-16157
1940 Act File No. 811-07925

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 36
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 37

WESMARK FUNDS

(Exact name of Registrant as Specified in Charter)

One Bank Plaza
Wheeling, West Virginia 26003
(Address of Principal Executive Offices)

(304) 234-9419
(Registrant’s Telephone Number)

Todd P. Zerega, Secretary
Perkins Coie LLP
700 13th Street, N.W.
Washington, D.C. 20005-3690
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on February 29, 2016 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a) (1)
[ ]	on _____________ pursuant to paragraph (a) (1)
[ ]	75 days after filing pursuant to paragraph (a) (2)
[ ]	on _____________ pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WesMark Funds℠

February 29, 2016 » Prospectus

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Funds (the "Trust") is an open-end, management investment company. The Trust has five separate investment portfolios ("Fund" or "Funds"). Each Fund offers its own shares and has a distinct investment objective.

As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.wesmarkfunds.com	WesMark Funds	» 1

Summary Sections

WesMark Small Company Growth Fund

INVESTMENT OBJECTIVE
The WesMark Small Company Growth Fund (the Fund) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or
lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$125	$390	$675	$1,487

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund pursues its investment objective by investing at least 80% of the value of its net assets in equity securities of small  capitalization companies. In creating a diversified portfolio of investments in small-sized companies, WesBanco Investment  Department, a division of WesBanco Bank, Inc. (the Adviser), defines small companies as companies that do not exceed the market  capitalizations in the Russell 2000® Index (Russell 2000), or the Standard & Poor’s SmallCap 600® Index (S&P 600) at the time of  purchasing a security. As of May 29, 2015, the market capitalization of the Russell 2000 ranged from approximately $177 million  to $4.30 billion, and as of January 29, 2016, the market capitalization of the S&P 600 ranged from approximately $41.42 million to  $4.7 billion.

The Adviser seeks to select common stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange traded funds (ETFs) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

» 2	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Small Company Growth Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:
The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:
Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.  Securities issued or traded in emerging markets generally entail greater risks  than securities issued or traded in developed markets. For example, their prices  may be significantly more volatile than prices in developed countries.

Exchange-Traded Funds Risks:	ETFs may be subject to the following risks that do not apply to conventional mutual funds:
» the market price of an ETF’s shares may trade above or below their net asset value;
» an active trading market for an ETF’s shares may not develop or be maintained; or
» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

www.wesmarkfunds.com	WesMark Funds	» 3

Summary Sections

WesMark Small Company Growth Fund

FUND PERFORMANCE
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/  Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication  of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total  Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10  years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance  (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available  at www.wesmarkfunds.com or by calling 1-800-861-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 25.38% (quarter ended June 30, 2009). Its lowest quarterly return was
-25.11% (quarter ended December 31, 2008).

Average Annual Total Return Table
Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as a 401(k) plan or an IRA.

For the periods ended December 31, 2015:

WesMark Small Company Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-2.87%	7.87%	7.14%
Return After Taxes on Distributions	-4.28%	6.95%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares	-0.44%	6.27%	5.81%
Russell 2000® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	-4.41%	9.19%	6.80%
Lipper Small Cap Core Funds Average (LSCCFA)	-5.14%	8.32%	6.36%

The information provided for LSCCFA represents the average of the total returns reported by mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Lipper averages do not reflect sales charges.

» 4	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Small Company Growth Fund

MANAGEMENT
Investment Adviser
WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers
An investment team led by Scott Love, Vice President of the Adviser, and including David B. Ellwood, Executive Vice President of the Adviser manage the Fund.  Mr. Love has served as portfolio manager of the Fund since January 2013 and Mr. Ellwood has been a portfolio manager of the Fund since its inception in 2000.

PURCHASE AND SALE OF FUND SHARES
Shareholders  may  purchase  or  redeem  Fund  shares  on  any  business  day  by  contacting 1-800-864-1013;  by  writing  to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling, WV 26003; or via the Fund’s website at  www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary  directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which  case the minimum initial investment is $500.  Shares of the Fund are not qualified or registered for sale in all states or jurisdictions.  Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence.  See  the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and  jurisdictions where the shares of the Fund are registered.

TAX INFORMATION
Dividends of the Fund, if any, are declared and paid quarterly.  The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	WesMark Funds	» 5

Summary Sections

WesMark Growth Fund

INVESTMENT OBJECTIVE
The WesMark Growth Fund (the Fund) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.14%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or
lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$116	$362	$627	$1,385

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund pursues its investment objective primarily by selecting equity securities of growth oriented companies.  WesBanco  Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve  higher than average profitability ratios such as operating profit margin or return on equity or which are growing their annual earnings  or sales. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible  into common stocks, and exchange traded funds (ETFs) and other investment companies.  The Fund will invest primarily in securities  issued by domestic companies.  The Fund may purchase ETFs or other investment companies in order to achieve exposure to a  specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent  with its investment strategy.  The shares of ETFs are listed and traded on stock exchanges at market prices.  The Fund may also  purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

» 6	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Growth Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of money is a risk of investing in this Fund.  Other principal risks of investing in the Fund are below.

Stock Market Risks:
The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:
Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries.

Exchange-Traded Funds Risks:	ETFs may be subject to the following risks that do not apply to conventional mutual funds:
» the market price of an ETF’s shares may trade above or below their net asset value;
» an active trading market for an ETF’s shares may not develop or be maintained; or
» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

www.wesmarkfunds.com	WesMark Funds	» 7

Summary Sections

WesMark Growth Fund

FUND PERFORMANCE
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/  Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication  of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total  Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10  years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance  (before and after taxes) is not necessarily an indication of future results.  Updated performance information is available at  www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 16.43% (quarter ended June 30, 2009). Its lowest quarterly return was
-20.98% (quarter ended December 31, 2008).

Average Annual Total Return Table
Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation and are likely to differ from those shown.  After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes.  After-tax returns shown are not relevant to investors holding shares through tax-deferred programs such as a 401(k) plan or an IRA.

For the periods ended December 31, 2015:

WesMark Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-1.94%	8.98%	6.17%
Return After Taxes on Distributions	-2.75%	8.36%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares	-0.41%	7.11%	4.96%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	1.38%	12.57%	7.31%
Lipper Large Cap Core Funds Average (LLCCFA)	-0.55%	10.92%	6.41%

The information provided for LLCCFA represents the average of the total returns reported by mutual funds designated by Lipper, Inc. as falling into the respective category indicated.  Lipper averages do not reflect sales charges.

» 8	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Growth Fund

MANAGEMENT
Investment Adviser
WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers
An investment team led by David B. Ellwood, Executive Vice President of the Adviser, and including Scott Love, Senior Vice President of the Adviser, manage the Fund.  Mr. Ellwood has been a portfolio manager of the Fund since its inception in 1997 while Mr. Love has served as portfolio manager of the Fund since February 2015.

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark  Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s  website at www.wesmarkfunds.com.  If you wish to purchase or redeem shares through a financial intermediary, please contact your  intermediary directly.  The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement  Account, in which case the minimum initial investment is $500.  Shares of the Fund are not qualified or registered for sale in all  states or jurisdictions.  Prospective investors should inquire as to whether or not shares of the Fund are available for offer and sale  in their state of residence.  See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further  information on the states and jurisdictions where the shares of the Fund are registered.

TAX INFORMATION
Dividends of the Fund, if any, are declared and paid quarterly.  The Fund pays any capital gains at least annually.  The Fund distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	WesMark Funds	» 9

Summary Sections

WesMark Balanced Fund

INVESTMENT OBJECTIVE
The WesMark Balanced Fund (the “Fund”) seeks to achieve capital appreciation and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Acquired fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.23%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$125	$390	$675	$1,487

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund pursues its investment objective by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments. The percentage ranges of securities in each asset class are: equity securities 30-70%; fixed-income securities 30-70%; and money market investments 0-40%. The Adviser will then select securities for each asset class. Within the equity allocation, the Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for their growth characteristics, or value characteristics, or both. In addition, the Adviser may consider the income potential of a security resulting in an equity position that may be overweight in sectors that pay dividends.

The Adviser anticipates investing the equity allocation primarily in the equity securities of domestic companies with large and medium market capitalizations. However, the Adviser may also invest a portion of the equity allocation in American Depository Receipts (ADRs) and other domestically traded securities of foreign companies, exchange traded funds (ETFs) or other investment companies that invest in foreign securities (which may include emerging markets), real estate investment trusts (REITs) and equity securities of companies with small market capitalizations. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income.

Within the fixed-income allocation the Adviser selects primarily U.S. dollar denominated investment-grade fixed-income securities rated in one of the top four ratings categories by a nationally recognized statistical ratings organization (NRSRO) or securities that are unrated but are determined by the Adviser to be of comparable quality. Such investment-grade securities may include U.S. government agency and treasury securities, investment-grade corporate debt securities, mortgage-backed securities including collateralized mortgage obligations (CMO) and asset-backed securities. The Adviser allocates relatively more assets to the fixed-income security type that the Adviser expects to offer the best balance between capital appreciation and income and risk. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity.

» 10	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Balanced Fund

Within the money market allocation the Adviser may invest in money market funds, repurchase agreements or other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Fund may purchase ETFs, or other investment companies, in order to achieve exposure to a specific market sector to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices.

For additional information on the Fund’s investment strategies, please see the section “More about the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

PRINCIPAL RISKS OF THE FUND
The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:
The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing For Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:
The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Currency Risks:	Exchange rates for currencies fluctuate daily.
Liquidity Risks:	A Fund may not be able to sell a security or close out of an investment when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:
Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries.

Exchange-Traded Funds Risks:	ETFs may be subject to the following risks that do not apply to conventional mutual funds:
» the market price of an ETF’s shares may trade above or below their net asset value;
» an active trading market for an ETF’s shares may not develop or be maintained; or
» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

www.wesmarkfunds.com	WesMark Funds	» 11

Summary Sections

WesMark Balanced Fund

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a security for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of securities. The Fund may buy call options which gives the holder (buyer) the right to buy the security from the seller (writer) of the option. The Fund may also write call options on a securities in order to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the security. If the Fund writes a call option on a security that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

FUND PERFORMANCE
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 10.52% (quarter ended June 30, 2009). Its lowest quarterly return was
-10.02% (quarter ended December 31, 2008 ).

Average Annual Total Return Table
Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs, such as a 401(k) plan or an IRA.

» 12	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Balanced Fund

For the periods ended December 31, 2015:

WesMark Balanced Fund	1 Year	5 Years	10 Years
Returns Before Taxes	-1.94%	6.41%	5.57%
Returns After Taxes on Distributions	-3.46%	5.56%	4.83%
Returns after Taxes on Distributions and Sale of Fund Shares	0.10%	5.03%	4.37%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	1.38%	12.57%	7.31%
Barclays Capital Intermediate U. S. Government/Credit Index (BCIGCI) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	0.15%	3.39%	4.47%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	1.49%	8.65%	6.29%
Lipper Balanced Funds Average (LBFA)	-1.45%	6.17%	4.92%

The information provided for LBFA represents the average of the total returns reported by mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Lipper averages do not reflect sales charges.

The Balanced Composite Index is comprised of a combination of 60% of S&P 500® Index and 40% of BCIGCI.

MANAGEMENT
Investment Adviser
WesBanco Investment Department, a division of WesBanco Bank, Inc. which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers
An investment team led by David B. Ellwood, Executive Vice President of the Adviser, and including Steven Kellas, Senior Vice President of the Adviser, and Scott Love, Senior Vice President of the Adviser, manage the Fund. Mr. Ellwood has been a portfolio manager of the Fund since its inception in 1997 while Mr. Kellas has served as portfolio manager of the Fund since January 2013, and Mr. Love has served as portfolio manager of the Fund since February 2015.

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Funds are registered.

TAX INFORMATION
Dividends of the Fund, if any, are declared and paid monthly. The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	WesMark Funds	» 13

Summary Sections

WesMark Government Bond Fund

INVESTMENT OBJECTIVE
The WesMark Government Bond Fund (the Fund) seeks to achieve high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.00%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$102	$318	$552	$1,223

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund pursues its investment objective by investing primarily in U.S. government securities. U.S. government securities include U.S. Treasury securities as well as securities of U.S. government sponsored entities, (GSE). The Fund’s portfolio may also include investment-grade corporate debt securities and certain taxable securities issued by municipal entities such as Build America Bonds.

Certain GSE securities may not be backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest in collateralized mortgage obligations (CMOs) issued by U.S. governmental or government related enterprises. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in securities with any maturity.

» 14	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Government Bond Fund

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Risks Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issue may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:
The relative volatility of mortgage–backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Liquidity Risks:	A Fund may not be able to sell a security when it wants.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

www.wesmarkfunds.com	WesMark Funds	» 15

Summary Sections

WesMark Government Bond Fund

FUND PERFORMANCE
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and show how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

The Fund changed its investment strategy on May 31, 2006 and the prior performance shown is a result of the prior investment strategy which did not require the Fund to normally invest at least 80% of its assets in U.S. government fixed-income securities.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 3.29% (quarter ended September 30, 2006). Its lowest quarterly return was -2.27% (quarter ended June 30, 2013).

Average Annual Total Return Table
Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs, such as a 401(k) plan or an IRA.

For the periods ended December 31, 2015:

WesMark Government Bond Fund	1 Year	5 Years	10 Years
Returns Before Taxes	0.81%	1.79%	3.23%
Returns After Taxes on Distributions	0.07%	0.98%	2.14%
Returns after Taxes on Distributions and Sale of Fund Shares	0.46%	1.06%	2.10%
Barclays Capital Intermediate U.S. Government/Credit Index (BCIGCI) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	1.07%	2.58%	4.04%
Lipper Intermediate U.S. Government Funds Average (LIGFA)	0.57%	2.13%	3.46%
Lipper General U.S. Government Funds Average (LGUS)	-0.05%	2.42%	3.52%

» 16	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark Government Bond Fund

The information provided for LIGFA and LGUS represents the average of the total returns reported by mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Lipper averages do not reflect sales charges.

MANAGEMENT
Investment Adviser
WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers
An investment team led by Steven Kellas, Senior Vice President of the Adviser and including David B. Ellwood, Executive Vice President of the Adviser, manage the Fund. Mr. Kellas has served as portfolio manager of the Fund since January 2013 while Mr. Ellwood has been a portfolio manager of the Fund since its inception in 1998.

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

TAX INFORMATION
Dividends of the Fund, if any, are declared daily and paid monthly. The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	WesMark Funds	» 17

Summary Sections

WesMark West Virginia Municipal Bond Fund

INVESTMENT OBJECTIVE
The WesMark West Virginia Municipal Bond Fund (the Fund) seeks to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.06%

EXAMPLE
This Example is intended to help you compare the cost of investing in West Virginia Municipal Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$108	$337	$584	$1,293

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund pursues its investment objective by investing at least 80% of its net assets in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies and authorities, and other issuers (such as possessions or territories of the United States), the interest of which is exempt from federal income tax, federal alternative minimum tax (AMT), and West Virginia income tax. The Fund may invest a portion of its assets in non-West Virginia municipal bonds, if in the judgment of WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), the supply or yield of such securities would be beneficial to the Fund.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

» 18	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark West Virginia Municipal Bond Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:
Prices of fixed-income securities rise and fall in response to changes to interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Liquidity Risks:	Trading opportunities are more limited for fixed-income securities that are not widely held.
Credit Enhancement Risks:	Downgrading the credit quality of a credit enhancement provider, such as a bank or bond insurer, may adversely affect the Fund.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Tax Risks:	Changes in federal tax laws may cause the prices of tax-exempt securities to fall.
Diversification Risks:
Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

West Virginia Risks:
The portfolio may comprise securities issued or credit enhanced by issuers located in West Virginia. West Virginia’s economy is heavily dependent upon certain industries such as coal mining, natural gas, manufacturing and tourism. Therefore, any downturn in these and other industries may adversely affect the economy of West Virginia and the issuers located in that state.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 22 of this prospectus.

www.wesmarkfunds.com	WesMark Funds	» 19

Summary Sections

WesMark West Virginia Municipal Bond Fund

FUND PERFORMANCE
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/ Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 4.76% (quarter ended March 31, 2009). Its lowest quarterly return was -2.75% (quarter ended June 30, 2013).

Average Annual Total Return Table
Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as a 401(k) plan or an IRA.

For the periods ended December 31, 2015:

WesMark West Virginia Municipal Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	2.14%	3.63%	3.29%
Return After Taxes on Distributions	2.10%	3.60%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.18%	3.42%	3.23%
Barclays Capital Municipal Bond 5 Year Total Return Index (BCM51) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	2.43%	3.25%	4.12%
Lipper Intermediate Municipal Debt Funds Average (LIMDFA)	2.48%	4.63%	3.81%

The information provided for LIMDFA represents the average of the total returns reported by mutual funds designated by Lipper, Inc. as falling into the respective category indicated. Lipper averages do not reflect sales charges.

» 20	WesMark Funds	February 29, 2016 » Prospectus

Summary Sections

WesMark West Virginia Municipal Bond Fund

MANAGEMENT
Investment Adviser
WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers
An investment team led by Steven Kellas, Senior Vice President of the Adviser, and including David B. Ellwood, Executive Vice President of the Adviser, manage the Fund. Mr. Kellas has been a portfolio manager of the Fund since September 2006 while Mr. Ellwood has served as portfolio manager of the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

TAX INFORMATION
Dividends of the Fund, if any, are declared daily and paid monthly. It is anticipated that the Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. The Fund pays any capital gains at least annually. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from West Virginia income taxes as well. However, some of the Fund’s income may be subject to federal alternative minimum tax, state and/or local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	WesMark Funds	» 21

More About the Funds’ Investment Strategies and Risks

WHAT ARE THE FUNDS’ INVESTMENT STRATEGIES?

WESMARK SMALL COMPANY GROWTH FUND
Investment Objective
The WesMark Small Company Growth Fund’s (the Fund) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives
The Fund normally will invest at least 80% of its net assets in investments in small companies.  The Adviser selects equity securities of companies which it believes meet certain fundamental and technical standards of selection and that generally have an above-average potential for appreciation. The Fund will typically invest in companies in market sectors that it believes offer the highest growth potential. However, the Fund may invest in other sectors if, in the Adviser’s opinion, they offer a better opportunity for growth. The Adviser will select stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distributions, or overall business restructuring. The Adviser’s investment philosophy includes selecting stocks of rapidly growing companies or companies within rapidly growing industries. Opportunities that are identified in more mature industries may also be selected for investment by the Adviser. Equity securities include common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies.

The Fund may purchase shares of exchange traded funds (ETFs) or shares of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (including emerging markets), or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

The Fund under normal circumstances will invest at least 80% of its net assets in investments in small companies. In creating a diversified portfolio of equity securities of small-sized companies, the Adviser will define small companies as companies that do not exceed the market capitalizations of companies in the Russell 2000® or the S&P SmallCap 600® (the “S&P 600”) at the time of purchasing a security.  These indices are unmanaged, broad-based capitalization-weighted indexes representing all major industries in the small-cap sector of the U.S. stock market. As of May 29, 2015, companies included in the Russell 2000® had market capitalization of $177 million to $4.30 billion, and as of January 29, 2016, companies included in the S&P 600’s range was $41.42 million to $4.70 billion. The capitalization ranges of the indexes frequently change as the market value of the stocks that comprise the indexes change or as stocks are added or removed from the indices. If a company is within the capitalization range of an index at the time of investment, but subsequently falls outside the index range, the Fund will not be required to sell such company’s security.

Because the Fund refers to small company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

» 22	WesMark Funds	February 29, 2016 » Prospectus

More About the Funds’ Investment Strategies and Risks

WESMARK GROWTH FUND
Investment Objective
The WesMark Growth Fund’s (the Fund) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives
The Fund strives to meet its investment objective primarily by selecting growth-oriented equity securities.  The Adviser seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity or which are growing their annual earnings or sales. The Adviser seeks to purchase such securities for the Fund when their price-earnings ratio in relation to market averages such as the Standard & Poor’s 500® Index (“S&P 500”) is within historical ranges. Although a company’s earnings may be continually growing, the Fund may sell such a company if, in the judgment of the Adviser, its stock price is excessively overvalued.

Most often, these companies will be considered as “large-” or “mid-” capitalization companies. The Adviser’s investment approach is based on its conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies.

The Fund may purchase shares of ETFs or of other investments companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK BALANCED FUND
Investment Objective
The WesMark Balanced Fund’s (the Fund) investment objective is to achieve capital appreciation and income.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies
The Fund pursues its investment objectives by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by the Adviser using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments based on its view of economic and market conditions. In making this determination, the Fund will stay within a percentage range for equity securities, fixed-income securities and money market instruments. The following table shows the percentage ranges for the Fund:

Equity	Fixed-Income	Money Market
30-70%	30-70%	0-40%

Within the equity allocation, the Adviser anticipates investing primarily in the equity securities of domestic companies with large and medium market capitalizations; however the Adviser may also invest in domestic companies with small capitalizations as well as foreign equity securities. The Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for either their growth characteristics or value characteristics, or both. In addition, the Adviser may consider the income producing potential of the security. Equity securities include common stocks, preferred stocks, real estate investment trust (REIT) and securities (including debt securities) that are convertible into common stocks. In addition, the Adviser may consider the income potential of a security resulting in an equity position that may be overweight in sectors that pay dividends. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income.

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Within the fixed-income allocation the Adviser anticipates investing primarily in U.S. dollar dominated investment-grade fixed-income securities. Investment-grade securities are securities rated in one of the top four ratings categories by a NRSRO or securities that are unrated but are determined by the Adviser to be of comparable quality. (See “Investment Ratings for Investment-Grade Securities”). Such investment-grade securities include U.S. government agency and treasury securities, investment-grade corporate debt securities, mortgage-backed securities and asset-backed securities. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity.

Within the money market allocation the Adviser anticipates investing in money market funds, repurchase agreements or in other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Adviser seeks to limit the credit risk taken by the Fund with respect to its fixed-income securities by monitoring the credit condition of portfolio securities and by reviewing periodic financial data and ratings of NRSROs.

The Fund may purchase shares of ETFs or of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

By combining equity securities, fixed-income securities and money market instruments, the Fund seeks to dampen market volatility, while striving to achieve its investment objective.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK GOVERNMENT BOND FUND
Investment Objective
The WesMark Government Bond Fund’s (the Fund) investment objective is to achieve high current income consistent with preservation of capital.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies
The Fund invests primarily in a portfolio of U.S. government securities. The Fund’s portfolio may also include investment-grade corporate debt securities. The Fund determines whether securities are investment-grade based on credit ratings issued by a nationally recognized statistical rating organization (NRSRO).

In addition to securities issued by the U.S. Treasury, the Fund may invest in the securities of U.S. government-sponsored entities (GSE), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae or FNMA), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

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The Fund may invest in collateralized mortgage obligations (CMOs) issued by U.S. governmental or government related enterprises. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

The Fund may buy mortgage-backed securities on a delayed delivery basis where a seller of the security agrees to deliver a To Be Announced (TBA) security at a future date.  However, the seller generally does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets certain specified terms.

The Fund may invest in taxable securities issued by municipal entities such as Build America Bonds.  Build America Bonds are taxable bonds issued by state and local  governments where, at the election of the state or local government, the U.S. Treasury Department will make a direct payment to the issuer in an amount equal to 35 percent of the interest payment on the Build America Bonds.

The Fund’s investment adviser allocates the portfolio holdings between these types of securities based on its interest rate outlook. The Adviser selects securities with longer or shorter duration, but does not target any specific duration for the Fund, based on its assessment of market conditions by analyzing a variety of factors such as:

»	Current and expected economic growth and inflation;
»	Anticipated Federal Reserve monetary policy;
»	Trends in the value of the U.S. dollar in foreign exchange markets; and
»	Changes in the supply of, or demand for, U.S. government securities.

Duration measures the price sensitivity of a portfolio of fixed-income securities to changes in interest rates. The Fund may invest in securities of any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
Investment Objective
The WesMark West Virginia Municipal Bond Fund’s (the Fund) investment objective is to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Principal Investment Strategies
The Fund attempts to achieve its investment objective by investing in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies, and authorities, and other issuers (such as possessions or territories of the U.S.), the interest of which is exempt from federal and West Virginia income tax (West Virginia Municipal Securities). As a matter of fundamental investment policy which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and the income taxes imposed by the State of West Virginia. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax (AMT).

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The Adviser may attempt to minimize market volatility by selecting intermediate term securities (securities with an average maturity generally between five and seven years). The Fund will buy and sell securities to take advantage of opportunities to enhance yield. These transactions may generate capital gains (losses) which have different tax treatment than tax-exempt interest income. The Fund may invest a portion of its assets in non-West Virginia municipal bonds if, in the judgment of the Adviser, the supply and yield of such securities would be beneficial to the Fund.

The Fund may not be a suitable investment for retirement plans or for non-West Virginia taxpayers because it invests primarily in West Virginia tax-exempt securities.

Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST?

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective. A list of securities in which a Fund may invest on a non-principal basis is located in the Statement of Additional Information (SAI), which is available upon request.

Securities	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Common Stocks	X	X	X
Preferred Stocks			X
Foreign Securities	X	X	X
Real Estate Investment Trusts			X
Treasury Securities			X	X
Agency Securities			X	X
Corporate Debt Securities			X	X
Mortgage-Backed Securities			X	X
Collateralized Mortgage Obligations			X	X
Asset-Backed Securities			X	X
Exchange-Traded Funds	X	X	X
Securities of Investment Companies	X	X	X	X	X
Credit Enhanced Securities					X
Tax-Exempt Securities					X
Taxable Municipal Securities			X	X	X
Tax Increment Financing Bonds				X	X
General Obligation Bonds					X
Special Revenue Bonds					X
To Be Announced Securities				X

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EQUITY SECURITIES
Equity securities represent an ownership position in a corporation with a proportional claim on the corporation’s assets and profits, after all liabilities are accounted for. The Fund cannot predict the income it will receive from equity securities because companies generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value tends to increase directly with the value of the issuer’s business. The following describes different types of equity securities.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)
REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate.  Income is generally not taxed at the corporate level, but passed through to shareholders.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.  Distributions to shareholders may be taxable.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

»	its principal office is located in another country; or
»	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers
American Depositary Receipts (ADRs), which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depository receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.  A Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

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The following describes different types of fixed-income securities.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.  Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA).

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not eliminate it entirely or reduce market prepayment, or other risks.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all interest payments and principal pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

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Mortgage-backed securities are most commonly issued or guaranteed by the U.S. Government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by private entities.

Collateralized Mortgage Obligations (CMO)
CMOs, including interests in real estate mortgage investment conduits (REMIC), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment, credit, and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict, and will vary among pools.

CMOs may allocate interest payments to interest only (IO) class and principal payments to principal only (PO) classes. POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like IOs and POs or even more complex products.

To Be Announced Securities (TBAs) (A type of Delayed Delivery Transaction)
As with other delayed delivery transactions, a seller agrees to deliver a TBA security at a future date.  However, the seller does not specify the particular securities to be delivered.  Instead, the Fund agrees to accept any security that meets specified terms.  For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages.  The  seller would not identify the specific underlying mortgages until it issues the security.  TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities known as “Municipal Securities.” The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the books.

CREDIT ENHANCED SECURITIES
Credit enhancement consists of an arrangement in which a company or municipality agrees to pay amounts due on a corporate or tax-exempt fixed-income security if the issuer defaults. In some cases the company or municipality providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

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TAXABLE MUNICIPAL SECURITIES
Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds.  Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds.  Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

TAX INCREMENT FINANCING BONDS
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district.  For example, a municipality may issue TIF bonds to redevelop a commercial area.  The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area.  The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

SPECIAL TRANSACTIONS
Investing in Securities of Other Investment Companies
The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would be borne indirectly by the Funds shareholders in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional fees and/or expenses. The Funds may invest in money market securities directly.

Exchange-Traded Funds
Certain of the Funds may also invest in ETFs. As with traditional mutual funds, ETFs generally charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating organization or NRSRO. For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the issuer’s ability to pay interest or principal when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

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WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUNDS?

The principal risks of investing in the Funds are described below. Additional risks applicable to the Funds are described in the Funds’ SAI, which is available upon request.

Securities	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Stock Market Risks	X	X	X
Credit Risks			X	X	X
Interest Rate Risks			X	X	X
Risks Related to Investing for Value			X
Risks Related to Investing for Growth	X	X	X
Risks Related to Company Size	X	X	X
Risks Related to Complex CMOs			X	X
Call Risks			X	X	X
Prepayment Risks			X	X
Liquidity Risks	X	X	X	X	X
Credit Enhancement Risks			X		X
Sector Risks	X	X	X		X
Risks of Foreign Investing	X	X	X
Currency Risks	X	X	X
Tax Risks					X
Diversification Risks					X
Exchange-Traded Funds Risks	X	X	X
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers	X	X	X
West Virginia Sector Risks					X
Option Contracts (A Type of Derivative)			X

STOCK MARKET RISKS
»
The value of equity securities will rise and fall, and these fluctuations could be a sustained trend or a drastic movement. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund portfolio or general changes in stock valuations. Consequently, the Fund’s share price may decline.

»
The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

CREDIT RISKS
»	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
»
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

»
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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»
Credit risk includes the possibility that a party to a transaction (such as a repurchase agreement) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS
»
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. However, market factors, such as the lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

»
Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the  price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO INVESTING FOR VALUE
»
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO INVESTING FOR GROWTH
»
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE
»
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

»
Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

RISKS RELATED TO COMPLEX CMOS
»
CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

CALL RISKS
»
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

»	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
»
Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities with higher interest rates. Conversely, prepayments due to refinancing decrease when mortgage rates increase. This extends the life of mortgage-backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage-backed securities, or decreases in prepayments of lower interest rate mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed-income securities with comparable credit risks.

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LIQUIDITY RISKS
»
These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

»
Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment when it wants to or make it more difficult to sell or buy a security at a favorable price or time. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

»
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings  below investment-grade, have CMOs with complex terms or are not widely held.

CREDIT ENHANCEMENT RISKS
»
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance).  If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.  Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider.  Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

SECTOR RISKS
»
Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
»
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

»
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

»
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

»
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
»
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in  foreign markets more volatile than securities traded exclusively in the U.S.

TAX RISKS
»
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

»	Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

www.wesmarkfunds.com	WesMark Funds	» 33

More About the Funds’ Investment Strategies and Risks

DIVERSIFICATION RISKS
»
Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the West Virginia Municipal Bond Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the West Virginia Municipal Bond Fund’s share price and performance.

EXCHANGE-TRADED FUNDS RISKS
»
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below the market value of the securities in the ETF’s portfolio; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
»
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

WEST VIRGINIA SECTOR RISKS
»
Because the West Virginia Municipal Bond Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states. West Virginia’s economy is heavily dependent upon certain industries, such as coal mining, natural gas, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. See the Funds’ Statement of Additional Information (SAI) for more information on West Virginia Sector Risk.

OPTION CONTRACTS (A TYPE OF DERIVATIVE)
»
Option contracts (also called “options”) are rights to buy or sell a security for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of securities. The Fund may buy call options which gives the holder (buyer) the right to buy the security from the seller (writer) of the option. The Fund may also write call options on a securities in order to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the security. If the Fund writes a call option on a security that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

» 34	WesMark Funds	February 29, 2016 » Prospectus

Shareholder Information

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) and Federal Reserve wire system are open. When a Fund receives your transaction request in proper form, (as described in this prospectus), it is processed at the next determined net asset value (NAV). From time to time a Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of a Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed-income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (the Board). The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Minimum Initial Investment
The required minimum initial investment in each Fund is $1,000, unless the investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in each Fund must be in amounts of at least $100. These minimums may be waived for purchases by WesBanco Trust and Investment Services for its fiduciary or custodial accounts and employees of WesBanco Bank, Inc. (and any affiliates) and members of their immediate families. A Fund may waive the initial minimum investment from time to time.

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Trust. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

www.wesmarkfunds.com	WesMark Funds	» 35

Shareholder Information

HOW ARE THE FUNDS SOLD?

The Funds distributor, ALPS Distributors, Inc. (“Distributor”) is the principal underwriter and distributor of the Shares described in this prospectus. Under the Distributor’s contract with the Trust, the Distributor offers Shares on a continuous, best-efforts basis.

Shares of the Funds are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Also, Shares of the Funds have not been registered for sale outside the United States. The Funds do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents.

See the WesMark Funds website located at www.wesmarkfunds.com, for further information on the states and jurisdictions where the shares of the Funds are registered.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third party administrators) whose customers are shareholders of the Fund.

Service Fees
The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to investment professionals, financial intermediaries, including WesBanco, for providing services to shareholders and maintaining shareholder accounts. WesBanco may select others to perform these services for their customers and may pay them fees.

Recordkeeping Fees
The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Additional Payments to Financial Institutions
The Adviser or its affiliates may pay out of its own resources amounts (including items of material value) to certain financial institutions, such as broker-dealers, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds. These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under a Service Fee or Recordkeeping Fee arrangement. You can ask your financial institution for information about any payments it receives from the Adviser, Distributor or the Funds and any services provided. These payments can be made to affiliates of the Adviser, including WesBanco Securities, Inc.

HOW TO PURCHASE SHARES

You may purchase Shares directly from the Funds by calling WesMark Funds Shareholder Services at 1-800-864-1013, through WesBanco Securities, Inc. or through an investment professional. Some types of accounts can be opened online at www.wesmarkfunds.com. The Funds reserve the right to reject any request to purchase or exchange Shares.

Directly From A Fund
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor. Not all Funds may be available for purchase in your state of residence or outside the United States. Please check with the Funds or your financial intermediary to ensure your eligibility to purchase a Fund.

» 36	WesMark Funds	February 29, 2016 »Prospectus

Shareholder Information

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft payable to WesMark Funds in the minimum amounts described above, along with a completed and signed Account Application, to:

WesMark Funds Shareholder Services
WesBanco Bank, Inc.
One Bank Plaza, Fourth Floor
Wheeling, WV 26003

To obtain an Account Application, call 1-800-864-1013 or download one from www.wesmarkfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

Make your check payable to “WesMark Funds” and note your account number on the check (for existing shareholders only). To invest via Federal Reserve Wire, please contact the Funds at 1-800-864-1013 for instructions.

Payment should be made in U.S. dollars and drawn on a U.S. bank. A Fund may reject any purchase request involving a check that is not made payable to the WesMark Funds (including, but not limited to, requests to purchase shares using third-party checks), or involving temporary checks, money orders, home equity line of credit checks or credit card checks.

You will become the owner of shares and your shares will be priced at the next calculated NAV after a Fund receives your payment. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees a Fund or its transfer agent incurs.

After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at the address above.

Via Internet
You may open an account with the Funds via the Internet by completing the online application located at www.wesmarkfunds.com. Once your account is established, you also can make subsequent purchases through the Internet. To do so, you must be an existing shareholder of a Fund and your Fund account must be linked to your bank account in order to process the ACH transfer. You can establish a user ID and password to access your account at www.wesmarkfunds.comby selecting Account Login. Your user ID and password may allow you to receive your Fund statements or regulatory documents electronically if you have opted for electronic delivery of such documents. If you have questions or problems accessing your account, contact the Funds at 1-800-864-1013.

Automatic Investment Plan
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. The minimum initial investment amount is $1,000 ($500 for IRAs) and minimum subsequent investments are $100 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next business day if the 20th is not a business day. Please call 1-800-864-1013 if you would like more information.

Exchange
You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call 1-800-864-1013 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

By Automated Clearing House (ACH)
Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the Account Application or an ACH Authorization Form. All account owners must sign the application or ACH authorization form and signatures must be Signature Guaranteed.

www.wesmarkfunds.com	WesMark Funds	» 37

Shareholder Information

Retirement Investments
You may purchase shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call the Funds or your investment professional for information on retirement investments. Applications for traditional IRAs and Roth IRAs may be printed from the Funds’ website at www.wesmarkfunds.com. We suggest that you discuss retirement investments with your tax adviser. Retirement accounts may be subject to an annual administrative fee.

Through WesBanco Securities, Inc. (WSI)
Shares can be purchased through WSI, by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your purchase order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment within three business days. You will become the owner of Shares and receive dividends at the next calculated NAV after the Fund receives your payment.

WSI is an affiliate of the Advisor as they are under common control by WesBanco, Inc. WSI has entered into a selling agreement with the Distributor to transact business in the Funds.

Through an Investment Professional or Brokerage Account
You may purchases shares through an investment professional or brokerage account by submitting your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends at the next calculated NAV after the Fund receives your payment.

Investment professionals should be party to a selling agreement with the Distributor. Contact a Shareholder Service Representative for instructions at 1-800-864-1013.

HOW TO REDEEM AND EXCHANGE SHARES

You may redeem or exchange shares directly from a Fund or through your investment professional.

Redeem Directly From A Fund
By Telephone
You may redeem or exchange shares by calling your account officer or WesMark Funds Shareholder Services at 1-800-864-1013 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail
You may redeem or exchange shares by mailing a written request to a Fund. You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

Send requests by mail to:

WesMark Funds Shareholder Services
WesBanco Bank, Inc.
One Bank Plaza, Fourth Floor
Wheeling, WV 26003

All requests must include:

»	Fund Name, account number and account registration;
»	Amount to be redeemed or exchanged;
»	Signatures of all shareholders exactly as registered; and
»	If exchanging, the Fund Name, account number and account registration into which you are exchanging.

Call the Fund or your investment professional if you need special instructions.

» 38	WesMark Funds	February 29, 2016 »Prospectus

Shareholder Information

Via Internet
You may also redeem your shares via the Internet. To do so, you must have selected this option on your Account Application. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Funds at 1-800-864-1013.

Through WesBanco Securities, Inc. (WSI)
Shares can be redeemed or exchanged through WSI by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your redemption or exchange order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from the investment professional.

Through an Investment Professional or Brokerage Account
Submit your redemption or exchange request to your investment professional or through your brokerage account by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional. Keep in mind that investment professionals may charge you fees for their services in connection with your share transactions.

Signature Guarantees
Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

»	Your redemption will be sent to an address other than the address of record;
»	Your redemption will be sent to an address of record that was changed within the last 30 days;
»	Your redemption is payable to someone other than the shareholder(s) of record; or
»	You are exchanging (transferring) into another fund with a different shareholder registration.

A Signature Guarantee is designed to protect your account from fraud. Obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or ACH Authorization Form, or provide written authorization signed by all account owners. These payment options require a Signature Guarantee if they were not established when the account was opened:

»	ACH Transfer - An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days; or
»	Wire Payment – Redemption proceeds are wired to your account at a domestic commercial bank that is a Federal Reserve System member. Any wiring fees will be deducted from your proceeds.

Redemption in Kind
Although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

»	To allow your purchase to clear (as discussed below);
»	During periods of market volatility;
»	When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
»	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

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Shareholder Information

If you request a redemption of Fund shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

»	When the NYSE is closed, other than customary weekend and holiday closings;
»	When trading on the NYSE is restricted, as determined by the U.S. Securities and Exchange Commission (SEC); or
»	In which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS
All redemptions from retirement accounts must be requested in writing. If your redemption is to be sent to an address other than the address on record (or to a recently changed address) or the payment is to be made to an alternate payee, the redemption request must be Signature Guaranteed. A notary cannot provide a Signature Guarantee. In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

EXCHANGE PRIVILEGES
You may exchange Shares of a Fund into Shares of another WesMark Fund. To do this, you must:

»	Ensure that the account registrations are identical;
»	Meet any minimum initial investment requirements; and
»	Receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

A Fund may modify or terminate the exchange privilege at any time. In addition, a Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Funds’ frequent trading policies. See “Frequent Trading Policies” below.

SYSTEMATIC WITHDRAWAL/ EXCHANGE PROGRAM
Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Funds. Your account value must be $10,000. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS
Verification of Shareholder Transaction Statements
You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

» 40	WesMark Funds	February 29, 2016 »Prospectus

Shareholder Information

Online Account Access
Shareholders can opt to access their account information online. You may select this option on your account application or call 1-800-864-1013 to register. You can also set up online access through the Funds’ website at www.wesmarkfunds.com and select Account Login to establish a user ID and password. If you have questions, or problems accessing your account, contact the Funds at 1-800-864-1013.

Telephone Transactions
The Funds may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates
The Funds do not issue share certificates.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Funds electronically. Please see “eDelivery” below.

eDELIVERY
eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-800-864-1013 or visit www.wesmarkfunds.com.

DIVIDENDS AND CAPITAL GAINS
Dividends, if any, are paid to all shareholders who own a Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to be entitled to a dividend.

In addition, the Funds pay any capital gains, if any, at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you purchase shares just before a Fund record date for a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before a Fund record date for a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income determined according to Generally Accepted Accounting Principles (GAAP). In addition, important information regarding a Fund’s distributions, if applicable, is available in the “Recent Information” section of the Funds’ Home Page at the website www.wesmarkfunds.com. To access this information from the “Recent Information” section of the website, click on the link for “Tax Information.”

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,000 or $500 for IRA accounts. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION
The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. You can elect to receive your tax statement electronically. Please see “eDelivery” above.

www.wesmarkfunds.com	WesMark Funds	» 41

Shareholder Information

Fund distributions of dividends and capital gains are ordinarily taxable to you whether paid in cash or reinvested in a Fund. However, the dividend income earned from the West Virginia Municipal Bond Fund generally remains free from federal income taxes and is often free from West Virginia state taxes. Dividends are taxable as ordinary income; capital gains are classified as long-term or short-term depending upon the length of time a Fund holds its assets. Consult your tax adviser for your specific tax liability.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring the Fund to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by a Fund.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. Trading in the Funds’ Shares is monitored in an effort to identify disruptive trading activity. Trades into and out of the Funds are monitored within a period of 30 days or less. If, based upon the monitoring, a shareholder is deemed to have engaged in potentially disruptive frequent or short term trading of the Funds’ shares then the shareholder will receive a letter to that effect and may be precluded from making further purchases or exchanges of the Funds’ shares. No matter how the Fund defines its limits on frequent trading of the Funds Shares, other purchases and sales of the Funds’ Shares may have adverse effects on the management of a Fund’s portfolio and its performance.

It is anticipated that a significant number of shares of the WesMark Funds will be held by accounts established with WesBanco Trust and Investment Services (WTIS). Purchase and sale decisions in such accounts are primarily made by investment officers of WTIS. Such accounts will be monitored and any instances of disruptive frequent or short term trading will be researched and addressed with management of WTIS.

The Funds’ objective is that its restrictions on short-term trading should apply to all shareholders regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION
The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares (other than the WesMark Funds).

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Funds’ portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider furnishing such information to be in the best interests of each Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by each Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

» 42	WesMark Funds	February 29, 2016 »Prospectus

Shareholder Information

The Funds’ annual and semiannual reports, which contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com, and locate the section of the Home Page entitled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may also be accessed by calling 1-800-864- 1013 or on WesMark’s website at www.wesmarkfunds.com/ Recent Information and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio for each calendar quarter is posted on the Funds’ website within 30 days (or the next business day) after the end of the calendar quarter. The summary portfolio composition information may include identification of a Fund’s top ten holdings, a percentage breakdown of the portfolio by sector, maturity range or credit quality. To access this information on the Funds’ website, locate the “Recent Information” section, then click on “Fact Sheets,” and click on the Fund name.

www.wesmarkfunds.com	WesMark Funds	» 43

Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, WesBanco Investment Department, which is a division of WesBanco Bank, Inc. The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is One Bank Plaza, Wheeling, WV 26003.

Adviser’s Background
The Adviser is a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (Corporation), a registered bank holding company headquartered in Wheeling, West Virginia. The Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania and Ohio. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services, and demand and time deposit accounts. The Adviser employs an experienced staff of professional investment analysts, portfolio managers and traders. The staff manages the bond portfolios for the Corporation that includes government, corporate, mortgage and municipal securities. Persons affiliated with the Adviser provide investment management services to customers of WesBanco Trust and Investment Services. The total assets of WesBanco Trust and Investment Services are valued at approximately $3.5 billion as of December 31, 2015.

Advisory Fees
The Adviser receives an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets at the following rates: 0.75% of the Small Company Growth Fund, Growth Fund and Balanced Fund, and 0.60% of the Government Bond Fund and West Virginia Municipal Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For fiscal year ended December 31, 2015, the Adviser voluntarily waived or reimbursed a portion of the management fees for the West Virginia Municipal Bond Fund. This waiver may only be terminated by agreement of the Board of Trustees.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Funds’ June 30, 2015 semi-annual report.

Portfolio Managers
David B. Ellwood
David B. Ellwood has been a portfolio manager of the Growth Fund, Small Company Growth Fund, Balanced Fund and Government Fund since their inception and a principal of the Adviser since its inception in 2001. Mr. Ellwood serves as the head of the portfolio manager team for the Growth Fund and Balanced Fund. Additionally, Mr. Ellwood has been a portfolio manager to the West Virginia Municipal Bond Fund since January 2013. As a member of the investment team Mr. Ellwood provides general investment support to the West Virginia Municipal Bond Fund, the Government Bond Fund and the Small Company Growth Fund. He has been employed by WesBanco Bank since 1982, serving as Executive Vice President – Investments since June 2011 and as Senior Vice President – Investments since May 2000. Mr. Ellwood is responsible for supervising all investment activities for the Trust and Investment Services department of WesBanco Bank. Mr. Ellwood is a Chartered Financial Analyst, and received a B.S. degree from Wheeling Jesuit University.

Steven Kellas
Steven Kellas has been a member of the investment team for the Growth Fund, Balanced Fund and Government Fund since January 2013. Mr. Kellas serves as the head of the portfolio management team for the West Virginia Municipal Bond Fund since September 2006 and the Government Bond Fund since January of 2013. He has been employed by WesBanco Bank since 1989, serving as Senior Vice President and Investment Officer for WesBanco Trust and Investment Services since June 2011. Mr. Kellas is a Chartered Financial Analyst, and received a B.S. degree in Business Administration from West Liberty State College and an M.B.A. degree from Wheeling Jesuit University.

Scott Love
Scott Love serves as the head of the portfolio management team for the Small Company Growth Fund since January 2013 and serves as portfolio manager of the Growth Fund and Balanced Fund since February 2015. Mr. Love has been employed by WesBanco Bank since May 2012 as Senior Vice President and Investment Officer responsible for providing investment research and portfolio management for the Trust and Investment Services department of WesBanco Bank. From June 2007 to May 2012 Mr. Love was 1st Vice President, Senior Investment Officer at Morgan Keegan & Company. Mr. Love received a B.A. in Business Administration from Baldwin-Wallace College and an M.B.A. from the Weatherhead School of Management at Case Western University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

» 44	WesMark Funds	February 29, 2016 »Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

WESMARK SMALL COMPANY GROWTH FUND

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$13.79	$13.75	$10.00	$10.09	$10.82
Income (Loss) from Investment Operations:
Net Investment Loss	(0.06)	(0.09)	(0.09)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)	0.51	4.05	0.48	0.08
Total from Investment Operations	(0.38)	0.42	3.96	0.42	0.01

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.83)	(0.38)	(0.21)	(0.51)	(0.74)
Total Distributions	(0.83)	(0.38)	(0.21)	(0.51)	(0.74)
Net Asset Value, End of Year	$12.58	$13.79	$13.75	$10.00	$10.09

Total Return	(2.87)%	3.08%	39.95%	4.14%	0.07%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.22%	1.24%	1.27%	1.29%
Net Investment Loss	(0.47)%	(0.66)%	(0.74)%	(0.62)%	(0.67)%
Net Assets Value End of Year (000 omitted)	$92,255	$97,317	$92,566	$67,261	$67,543
Portfolio Turnover Rate	45%	16%	15%	71%	89%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

www.wesmarkfunds.com	WesMark Funds	» 45

Financial Highlights

WESMARK GROWTH FUND

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$19.12	$17.89	$13.64	$12.55	$13.45
Income (Loss) from Investment Operations:
Net Investment Income	0.09	0.08	0.07	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.45)	1.82	4.66	1.39	(0.89)
Total from Investment Operations	(0.36)	1.90	4.73	1.48	(0.83)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.09)	(0.08)	(0.07)	(0.08)	(0.07)
From Net Realized Gain on Investments	(0.57)	(0.59)	(0.41)	(0.31)	–
Total Distributions	(0.66)	(0.67)	(0.48)	(0.39)	(0.07)
Net Asset Value, End of Year	$18.10	$19.12	$17.89	$13.64	$12.55

Total Return	(1.94)%	10.66%	34.92%	11.75%	(6.13)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.14%	1.14%	1.15%	1.16%	1.17%
Net Investment Income	0.43%	0.47%	0.42%	0.66%	0.52%
Net Assets Value End of Year (000 omitted)	$333,729	$359,487	$341,781	$272,140	$260,667
Portfolio Turnover Rate	21%	16%	19%	83%	95%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

» 46	WesMark Funds	February 29, 2016 » Prospectus

Financial Highlights

WESMARK BALANCED FUND

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$12.67	$12.09	$11.02	$10.56	$10.23
Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.20	0.19	0.21	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.43)	0.70	1.30	0.68	0.33
Total from Investment Operations	(0.24)	0.90	1.49	0.89	0.51

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.19)	(0.20)	(0.20)	(0.18)
From Net Realized Gain on Investments	(0.58)	(0.13)	(0.22)	(0.23)	–
Total Distributions	(0.78)	(0.32)	(0.42)	(0.43)	(0.18)
Net Asset Value, End of Year	$11.65	$12.67	$12.09	$11.02	$10.56

Total Return	(1.94)%	7.50%	13.57%	8.44%	5.08%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.22%	1.25%	1.27%	1.31%
Net Investment Income	1.57%	1.57%	1.60%	1.87%	1.77%
Net Assets Value End of Year (000 omitted)	$101,049	$102,402	$88,671	$71,096	$64,675
Portfolio Turnover Rate	30%	18%	26%	31%	38%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.

www.wesmarkfunds.com	WesMark Funds	» 47

Financial Highlights

WESMARK GOVERNMENT BOND FUND

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.03	$9.78	$10.34	$10.29	$10.09
Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.16	0.17	0.19	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.27	(0.53)	0.09	0.23
Total from Investment Operations	0.08	0.43	(0.36)	0.28	0.47

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.17)	(0.18)	(0.20)	(0.21)	(0.24)
From Net Realized Gain on Investments	–	0.00(2)	–	(0.02)	(0.03)
Total Distributions	(0.17)	(0.18)	(0.20)	(0.23)	(0.27)
Net Asset Value, End of Year	$9.94	$10.03	$9.78	$10.34	$10.29

Total Return	0.81%	4.43%	(3.53)%	2.75%	4.71%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.00%	1.00%	1.01%	1.01%	1.02%
Net Investment Income	1.51%	1.64%	1.72%	1.84%	2.31%
Net Assets Value End of Year (000 omitted)	$258,097	$271,979	$266,537	$271,373	$256,466
Portfolio Turnover Rate	13%	17%	26%	56%	69%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	Less than $0.005 per share.

» 48	WesMark Funds	February 29, 2016 » Prospectus

Financial Highlights

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Year	$10.59	$10.16	$10.72	$10.56	$10.15
Income (Loss) from Investment Operations:
Net Investment Income	0.23	0.25	0.27	0.30	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.44	(0.55)	0.18	0.42
Total from Investment Operations	0.22	0.69	(0.28)	0.48	0.75

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.23)	(0.25)	(0.27)	(0.30)	(0.33)
From Net Realized Gain on Investments	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.24)	(0.26)	(0.28)	(0.32)	(0.34)
Net Asset Value, End of Year	$10.57	$10.59	$10.16	$10.72	$10.56

Total Return	2.14%	6.87%	(2.58)%	4.53%	7.52%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.96%	0.96%	0.97%	0.97%	0.99%
Net Investment Income	2.19%	2.38%	2.64%	2.78%	3.24%
Expense Waiver/Reimbursement(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Net Assets Value End of Year (000 omitted)	$118,456	$120,968	$110,705	$114,375	$99,118
Portfolio Turnover Rate	15%	15%	15%	17%	15%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous year was audited by another independent registered public accounting firm.
(2)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

www.wesmarkfunds.com	WesMark Funds	» 49

A Statement of Additional Information (SAI) dated February 29, 2016 is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Funds at 1-800-864-1013, or visit www.wesmarkfund.com. You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may also access fund information from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

WesMark Small Company Growth Fund (WMKSX) Cusip 951025501

WesMark Growth Fund (WMKGX) Cusip 951025204

WesMark Balanced Fund (WMBLX) Cusip 951025303

WesMark Government Bond Fund (WMBDX) Cusip 951025402

WesMark West Virginia Municipal Bond Fund (WMKMX) Cusip 951025105
WesMark Funds One Bank Plaza Wheeling, WV 26003 ALPS Distributors, Inc., Distributor February 29, 2016 Investment Company Act File No. 811-7925

» 50	WesMark Funds	February 29, 2016 » Prospectus

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INTENTIONALLY LEFT BLANK

Privacy Policy & Affiliate Marketing Notice

FACTS	WHAT DO THE WESMARK FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
»   Social security number and income;
»  Account balances and transaction history;
»  Assets and investment experience.

HOW?
All financial companies need to share customer personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer personal information; the reasons the WesMark Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The WesMark Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), and respond to court orders and legal investigations	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	Yes	Yes
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

TO LIMIT OUR SHARING
Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

QUESTIONS?	Call 1-800-864-1013

Mark any or all sharing you want to limit:
[  ] Do not use my personal information to market to me
[  ] Do not share my personal information with other financial institutions to jointly market to me.
[  ] Do not allow your affiliates to use my personal information to market to me.

Name
Address	Mail to:
WesMark Funds
1 Bank Plaza
City, State, Zip	Wheeling, WV 26003
Account #(s)

NOT PART OF THE PROSPECTUS

Privacy Policy & Affiliate Marketing Notice

WHO WE ARE
Who is providing this notice?	WesMark Funds
WHAT WE DO
How do The WesMark Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do The WesMark Funds collect my personal information?
We collect your personal information, for example, when you
»    Open an account or provide account information;
»    Direct us to buy securities or direct us to sell your securities;
»    Give us your contact information or tell us where to send the money.
We also collect your personal information from affiliates or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
»    sharing for affiliates’ everyday business purposes — information about your creditworthiness
»    affiliates from using your information to market to you
»    sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

DEFINITIONS
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
»    Our affiliates include companies with a WesBanco name such as WesBanco Bank, Inc., WesBanco Bank Community Development Corporation, WesBanco Securities, Inc., Wes-Banco Insurance Services, Inc., and WesBanco Title Agency, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. » WesMark does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. » WesMark doesn’t jointly market.

NOT PART OF THE PROSPECTUS

WESMARK FUNDS
WesMark Small Company Growth Fund (WMKSX)
WesMark Growth Fund (WMKGX)
WesMark Balanced Fund (WMBLX)
WesMark Government Bond Fund (WMBDX)
WesMark West Virginia Municipal Bond Fund (WMKMX)

Statement of Additional Information

February 29, 2016

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus of the WesMark Funds dated February 29, 2016.

This SAI incorporates by reference the Funds’ Annual Report. Obtain the Prospectus and the Annual Report without charge by calling 1-800-864-1013 or by going to the Funds’ website at www.wesmarkfunds.com.

CONTENTS:	PAGE:
Fund Organization and History	2
Investment Strategies and Risks	2
Fundamental Investment Objectives and Policies	17
What Do Shares Cost?	20
How Are the Funds Sold?	22
Purchases in-Kind	22
Redemption in Kind	23
Massachusetts Partnership Law	23
Account and Share Information	23
Tax Information	24
Management of the Funds	26
Board of Trustees	26
Investment Adviser	31
Portfolio Manager Information	31
Voting Proxies on Fund Portfolio Securities	33
Disclosure of Portfolio Holdings	33
Services Providers	35
Fees Paid by the Funds for Services	36
How do the Funds Measure Performance?	37
Financial Information	40
Addresses	41
Appendix: Investment Ratings	42

ALPS Distributors, Inc., Distributor

FUND ORGANIZATION AND HISTORY

How are the Funds Organized?

WesMark Funds (Trust) is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on March 1, 1996. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust currently offers four diversified portfolios: WesMark Small Company Growth Fund (Small Company Growth Fund), WesMark Growth Fund (Growth Fund), WesMark Balanced Fund (Balanced Fund), WesMark Government Bond Fund (Government Bond Fund), which prior to March 14, 2006 was known as the WesMark Bond Fund; and one non-diversified portfolio, WesMark West Virginia Municipal Bond Fund (West Virginia Municipal Bond Fund). The Funds’ investment adviser is WesBanco Investment Department, a division of WesBanco Bank, Inc. (Adviser).

INVESTMENT STRATEGIES AND RISKS

Securities in Which the Funds Invest

In pursuing their investment strategy, one or more of the Funds may invest in the following securities for any purpose that is consistent with their investment objective.  Investments in which a Fund can principally invest are described in the Prospectus.  The following table indicates which types of securities are a:

P = Principal investment of a Fund;
A = Acceptable (but not principal) investment of a Fund; or
N = Not an acceptable investment of a Fund.
Securities	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Common Stocks	P	P	P	N	N
Preferred Stocks	A	A	P	N	N
REITs	A	A	P	N	N
Warrants and Rights	A	A	A	N	N
Treasury Securities	A	A	P	P	A
Agency Securities	A	A	P	P	A
Corporate Debt Securities	A	A	P	P	N
Commercial Paper	A	A	A	A	A
Bank Instruments	A	A	A	A	A
Mortgage-Backed Securities	N	N	P	P	N
Collateralized Mortgage Obligations (CMO)	N	N	P	P	N
Sequential CMOs	N	N	A	A	N
PACs, TACs and Companion Classes	N	N	A	A	N
IOs and POs	N	N	A	A	N
Floaters and Inverse Floaters	N	N	A	A	A
Z Classes and Residual Classes	N	N	A	A	N
Asset-Backed Securities	N	N	P	P	N
Zero Coupon Securities	A	A	A	A	A
Credit Enhancement	A	A	A	A	P
Convertible Securities	A	A	A	A	N
Tax-Exempt Securities	N	N	A	A	P
Taxable Municipal Securities	N	N	P	P	P
Tax Increment Financing Bonds	N	N	A	P	P
Municipal Notes	N	N	A	A	A
Variable Rate Demand Instruments	N	N	A	A	A

Securities	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Municipal Leases	N	N	A	A	A
Foreign Securities	P	P	P	A	N
Depositary Receipts	A	A	A	A	N
Foreign Exchange Contract	A	A	A	A	N
Derivative Contracts	A	A	A	A	A
Futures	A	A	A	A	A
Options	A	A	A	A	A
Swap	A	A	A	A	A
Repurchase Agreements	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A
To Be Announced Securities	A	A	A	A	N
Dollar Rolls	A	A	A	A	N
Hybrid Instruments	A	A	A	A	A
Securities Lending	A	A	A	A	A
Other Investment Companies	P	P	P	P	P
Exchange-Traded Funds	P	P	P	A	A

EQUITY SECURITIES

Common Stocks
Common stocks represent a proportional ownership interest in a company and are the most typical form of equity security.  Holders of common stocks may receive a portion of the issuer’s earnings in the form of dividends which are generally only paid after the issuer pays its creditors and any preferred stockholders, and generally at the issuer’s discretion, making the receipt of income unpredictable.   Common stocks are usually regarded as offering greater potential for appreciation than many other types of securities because their value may increase with the value of the issuer’s business.  As a result, changes in an issuer’s earnings may directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock and  the Funds may treat redeemable preferred stock as a fixed-income security.  Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  However, preferred stocks are not a liability of the issuer and do not offer as much protection of capital or assurance of continued income as investments in a corporation’s debt securities.

Real Estate Investment Trusts (REITs)
REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate.  Income is generally not taxed at the corporate level, but passed through to shareholders.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.  Distributions to shareholders may be taxable.

Warrants and Rights
Warrants and rights give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) before a specified future date (the expiration date).   Both may become worthless if the price of the stock does not exceed the exercise price by the expiration date.  This increases the market risks of warrants as compared to the underlying security.  Rights and warrants are very similar, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES

A fixed-income security is a company’s or government’s promise to pay a certain amount (interest or dividends) to borrow a certain amount (principal) and to repay the principal at a future date (maturity date).  The value of a fixed income security will vary with the fluctuation of current interest rates; if interest rates rise, the value of a fixed income security will decline; if interest rates decline the value of a fixed income security will rise.  Current yield is the ratio of annual income divided by the current value, and yield to maturity additionally takes into consideration the length of time to maturity and the amortization of any discount or premium to face value at maturity.  Fixed income securities may be “called” or redeemed prior to the stated maturity date and securities issued by less well capitalized companies or governments will generally have a higher interest rate.

The following describes the different types of fixed-income securities not described in the Prospectus or expands on the description provided in the Prospectus.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States, including the Government National Mortgage Association (GNMA), Small Business Administration (SBA), and other government agencies identified in the Prospectus.  Agency securities are regarded as having low credit risk but not as low as securities issued by the U.S. Treasury.

Other GSE securities receive support through federal subsidies, loans or other benefits such as the Federal Home Loan Bank System (FHLB System), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae or FNMA) and Tennessee Valley Authority (TVA) in support of such obligations.  The Fund(s) treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008 both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or rating services and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

Corporate Debt Securities
Corporate fixed-income securities are issued by corporations.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.  A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers based on a company’s financial circumstances.

Credit risk of an issuer’s debt security may also vary based on its priority for repayment. This means that the issuer might not make payments on lower ranking or  subordinated securities while continuing to make payments on higher ranking or senior securities.  In the event of bankruptcy, holders of senior securities may receive payments whereas holder of subordinated securities may not.  Some subordinated securities permit the issuer to defer payments under certain circumstances.

Commercial Paper
Commercial paper is an issuer’s obligation to repay a principal amount within less than nine months, and is used to pay for current expenditures.  Most issuers constantly reissue or rollover their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks.  Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and bankers’ acceptances.

Mortgage-Backed Securities (MBS)
Mortgage-backed securities represent interests in pools or groups of mortgages with similar interest rates, maturity dates, and other terms.  The mortgages may carry fixed interest rates or may be adjustable rate mortgages (ARM).  The simplest form of a MBS is the pass-through certificate, whereby certificate holders receive a pro rata share of all principal and interest payments, as well as any principal prepayments on the pool of underlying mortgages.

Collateralized Mortgage Obligations (CMOs)
CMOs are more complicated mortgage backed securities that allocate payments and prepayments from an underlying mortgage pool among holders of different classes or tranches of the CMO.  This creates different prepayment and interest rate risks for each CMO class.  The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMO
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes
More sophisticated CMOs include planned amortization classes (“PACs”) and targeted amortization classes (TAC). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs
As discussed in the Prospectus, CMOs may allocate interest payments to one class (Interest Only or IO) and principal payments to another class (Principal Only or PO). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters
Another variant allocates interest payments between two additional classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMIC) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages, such as consumer or commercial debts. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment).  Instead zero coupon securities are purchased at a price below the amount payable at maturity With the difference between the purchase price and maturity value representing the interest earned on the zero coupon security.  The value of a zero coupon security will fluctuate in value based on current interest rates and the length of time to maturity.

Credit Enhancement
Credit enhancement occurs when a company agrees to pay amounts due on a fixed-income security if the issuer of the security defaults.    Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds.  Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security.  The Adviser evaluates both the company providing the credit enhancement as well as the underlying issuer when considering a security with some form of credit enhancement.   Generally, some form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.  Downgrading the rating of, or a financial crisis experienced by, a credit enhancement provider can negatively affect the market value of an issuer’s securities.

Convertible Securities
Convertible securities (either stock or bonds) are securities that may be exchanged for a certain number of shares of the underlying company at a specified conversion price, possibly realizing additional returns if the market price of the equity securities exceeds the conversion price.

Convertible securities generally have lower yields than comparable fixed-income securities, and are usually issued with a conversion price that exceeds the market value of the underlying equity securities at the time of issuance. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund treats convertible securities as both fixed-income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Tax-Exempt Securities
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes.  Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities.  The market categorizes tax-exempt securities by their source of repayment.

Taxable Municipal Securities
Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds.  Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds.  Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

General Obligation Bonds
General obligation bonds are supported by the issuer’s power to exact property or other taxes.  The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds.  However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees.  Bondholders may not collect from the municipality’s general taxes or revenues.  For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds.  Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Tax Increment Financing Bonds
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district.  For example, a municipality may issue TIF bonds to redevelop a commercial area.  The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area.  The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes
Municipal notes are short-term tax-exempt securities.  Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues.  Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds.  The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Variable Rate Demand Instruments
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.  A Fund treats variable rate demand instruments as short-term securities even though their stated maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Municipal Leases
Municipalities may enter into leases for equipment or facilities.  In order to comply with state public financing laws, these leases are typically subject to annual appropriation.  In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget.  After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Funds may invest in securities supported by pools of municipal leases.  The most common type of lease backed securities are certificates of participation (COP).  However, the Funds may also invest directly in individual leases.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

●	its principal office is located in another country; or
●	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying shares issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. American Depositary Receipts (ADR) are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDR), Global Depositary Receipts (GDR), and International Depositary Receipts (IDR), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the International Equity Fund may enter into spot currency trades. In a spot trade, the Funds agree to exchange one currency for another at the current exchange rate. The Funds may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

DERIVATIVE CONTRACTS

To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a designated security, commodity, currency, index, or other asset or instrument (collectively a “Reference Instrument”).

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Funds can buy or sell financial futures (such as interest rate futures, index futures and security futures) as well as currency futures and currency forward contracts.

OPTION CONTRACTS
Option contracts (options) are rights to buy or sell usually a stock for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of stocks.

A Fund may buy and/or sell the following types of options:

Call Options
A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:
●	Buy call options on a stock in anticipation of an increase in the value of the stock; and
●
Sell call options on a stock to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying stock.  If a Fund writes a call option on a stock that it owns and that call option is exercised, a Fund must deliver the stock to the buyer and foregoes any possible profit from an increase in the market price of the stock over the exercise price plus the premium received.

Put Options
A put option gives the holder the right to sell the stock to the writer of the option. A Fund may use put options in the following ways:
●	Buy put options on a stock in anticipation of a decrease in the value of the Reference Instrument; and
●
Write put options on a stock to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the stock. In writing puts, there is a risk that a Fund may be required to take delivery of the stock when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions.  Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS
A swap contract (swap) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from underlying security.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the underlying security.  The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that a Fund may use include interest rate swaps, cap and floor swaps, total return swaps, credit default swaps, and currency swaps.

MUNICIPAL BOND INSURANCE

The West Virginia Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities (Policy or Policies). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund. The premiums for the Policies may be paid by the Funds and the yield on the Fund’s portfolio may be reduced thereby.

Each Policy guarantees the payment of principal and interest on the municipal securities it insures. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make the missing payment after being notified by the Fund.  The issuer of the Policy will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund’s portfolio, nor may the issuer of the Policy cancel their Policies for any reason except failure to pay premiums when due.

Rating agencies evaluating the ratings on bonds held in the Fund’s portfolio take the credit quality of the insurance company into consideration when determining the rating of a bond.  If an insurance company experiences a negative financial event, such as bankruptcy, the rating of the insurance company is adversely affected and the rating of any bond insured by the company is downgraded as well.

SPECIAL TRANSACTIONS

Repurchase Agreements (Repo)
Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.  Repurchase agreements are subject to credit risks.

The Funds’ custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Reverse Repurchase Agreements (Reverse Repo)
Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by a Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBA)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date.  However, the seller does not specify the particular securities to be delivered.  Instead, a Fund agrees to accept any security that meets specified terms.  For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages.  The seller would not identify the specific underlying mortgages until it issues the security.  TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Dollar Rolls
Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Securities Lending
A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy.  In return, a Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds.  However, the Funds must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Funds or the borrower.  The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote.  The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.  These transactions create leverage risks.

Asset Segregation
Should the Funds engage in any transactions with respect to derivatives that create a future payment obligation of a Fund, the Fund will comply with all rules and regulations of the Investment Company Act of 1940 (the “1940 Act”) with regard to asset segregation.  Such rules and regulations may require the Fund to set aside cash or readily marketable securities equal to its future net payment obligation.

OTHER INVESTMENT COMPANIES

The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with these investments.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Fund may invest in money market securities directly.

Certain of the Funds may also invest in exchange traded funds (ETF). As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage commissions to buy and sell ETF shares.

HEDGING

Hedging transactions are intended to reduce specific risks. To protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may be allowed to buy or sell a derivative contract that would normally increase in value under the same circumstances. The Funds may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Funds may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating services (NRSRO). For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.  See the Appendix for the rating agency definitions.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in its prospectus. Additional risk factors are outlined below.

Risks	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
Active Management Risk	X	X	X	X	X
Interest Rate Risks	X	X	X	X	X
Credit Risks	X	X	X	X	X
Call Risks			X	X	X
Leverage Risks	X	X	X	X	X
Risks Related to Company Size	X	X	X
Risks of Foreign Investing	X	X	X	X
Currency Risks	X	X	X	X
Risks of Investing in Derivative Contracts and Hybrid Instruments	X	X	X	X	X
Liquidity Risks	X	X	X	X	X
Exchange-Traded Funds Risks	X	X	X	X	X
Tax Risks			X	X	X
West Virginia Risks					X

Active Management Risks
●
The Fund portfolios are actively managed by portfolio managers and portfolio investment decisions may be biased or affected by non-market related factors, for example choosing to overweight a sector that subsequently underperforms.

Interest Rate Risks
●
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.  The opposite is true when interest rates decline.

●
Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
●	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
●
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

●
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

●
Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Call Risks
●
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

●	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Leverage Risks
●
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Risks Related to Company Size
●
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

●
Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

Risks of Foreign Investing
●
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

●
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

●
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Currency Risks
●
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

●
The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments
●
The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative.  Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Liquidity Risks
●
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

●
These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

●
Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

●
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Exchange-Traded Funds (ETF) Risks
●
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

West Virginia Investment Risks

Because it is invested primarily in securities issued by the State of West Virginia, its local governments and their agencies, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and the financial conditions of the state and local government and agencies.

In 2014, West Virginia had approximately 1,850,326 citizens, a 1% decrease from 1,853,033 in 2010, compared to a 3.3% increase nationally.  The 65+ age group made up 17.8% of the state’s population in 2014, making it the second oldest in the nation behind Florida.  In 2014, of the state’s citizens over 25 years old, 84.6% had completed high school or an equivalency program, and 18.9% had obtained bachelor degrees, compared to national figures of 86.6% and 29.6%, respectively. The state’s median household income in 2013 was $41,043, compared to a national median household income of $53,046. Nationally, West Virginia ranks ahead of only Mississippi for median household income.

In 2014, West Virginia ranked second in the nation in coal production, and its coal was mined in 28 of West Virginia’s 55 counties.  The state collected $414,173 in severance taxes for the fiscal year ending June 30, 2015 (down from $488,686,785 in the fiscal year ending June 30, 2014).  It is estimated that for fiscal years 2016 and 2017, West Virginia will only collect $471 and $280 million, respectively in severance taxes. The state is one of the largest producers of oil and natural gas east of the Mississippi River.  In 2014, West Virginia ranked 9th nationally in natural gas production.  Natural gas production in 2014 was approximately 1.04 trillion cubic feet, and oil production in 2014 was over 7.5 million barrels, a significant rise from 2.5 million in 2012.  As of December 2015, West Virginia ranked 18th nationally in oil production. West Virginia's coal production in 2015 was down more than 15% from 2014. Lower natural gas prices have more than offset an increase in the state's natural gas production, resulting in lower natural gas severance tax receipts as well. West Virginia historically maintains a surplus of power:  In 2013, West Virginia was the fourth-highest in surplus of power generated. As of November 2015, West Virginia ranked 22nd in net electrical generation, and in 2013 ranked 14th in net electrical consumption per capita.

West Virginia is an energy state due to its abundant natural resources and business climate for energy-related companies. When economically feasible,  the natural gas industry has potential for growth resulting from increased industry interest in the Marcellus Shale Play, a deep natural gas play running from southwestern New York through western Pennsylvania, north central West Virginia and parts of Ohio, made more accessible in recent years due to the development of enhanced drilling technologies. Current crude oil prices have reduced the cost for traditional sources of energy and, consequently, reduced the profitability of natural gas sourced from hydraulic fracturing, the primary method for extracting natural gas in the Marcellus Shale. While the state has seen job growth from natural gas extraction, such growth has slowed as a result of low gas prices. The coal industry faces regulatory risks related to concerns about climate change and water quality. Additionally, the coal industry currently faces production challenges stemming from new judicial interpretations of existing laws and new scientific contentions regarding the toxicity of previously thought benign materials.  In particular, the industry is facing the prospect of increased restrictions on surface mining techniques that are intended to protect water quality.  Concerns about climate change translate into efforts to pass cap-and-trade legislation designed to reduce carbon emissions.  To the extent that these efforts result in lower levels of coal production in West Virginia, the state will see reduced job and income growth.

West Virginia’s forest products industry employs approximately 30,000 persons and contributes $3.2 billion, directly and indirectly, to the state’s economy.  West Virginia has 22,100 primarily family-owned and operated farms, generating over a half-billion dollars’ worth of products annually.  In 2015, the state ranked 9th in apple production, 11th in peach production, 14th in turkey production, and 9th for trout production nationally.

The state’s economic base also includes technology-based businesses, including a growing number of companies operating in aerospace, biometrics, biotechnology, chemical and polymers, and information technology. The state is also dependent on governmental, health and similar service industries; in many rural counties in the state, the area hospital and the local school board are the primary employers. Tourism is a significant industry in the state, a major portion of which is represented by outdoor-related recreational opportunities including hunting, fishing, state parks and forests, wildlife viewing, whitewater rafting, and recreational boating.  Hotel occupancy and room demand figures available for the first half of 2012 indicate a solid year for the state’s tourism industry.  In 2014, it is estimated that $4.3 billion was spent in West Virginia on travel and hospitality, resulting in employment of approximately 46,000 people earning a combined estimate of $1.06 billion dollars.

Between July 2014 and July 2015, West Virginia lost 19,100 jobs.  The unemployment rate in the state increased from 6.0% in December 2014 to 6.8% in December 2015. The state’s unemployment rate as of December 2015 was 6.8%, which is 1.8% above the national average of 5.0%. Notably, personal income has risen 3.1% for the in 2014.

Of the total wages in West Virginia in 2014, manufacturing accounted for 7%, mining and logging accounted for 4%, construction accounted for 5%, trade, transportation and utilities accounted for 19%, professional and business services accounted for 9%, financial activities accounted for 4%, leisure and hospitality accounted for 11%, education and health services accounted for 17%, total government accounted for 20%, information accounted for 1%, and other services accounted for 3%.

According to the West Virginia University Bureau of Business and Economic Research, the forecast for the state calls for employment growth over the next five years at a rate of .5%, compared to the forecasted average rate of 1.2% employment growth for the United States. The state’s unemployment rate is expected to remain relatively constant through early 2016 and is expected to fall to 5.8% by the end of 2019. The service producing sector, led by professional and business services and education and health services, is expected to produce the greatest volume of jobs in the state.

Generally, the state continues to work toward diversification of its economy and improvement of its roads and other infrastructure.  Both efforts have yielded some success in recent years.  The West Virginia Development Office is responsible for strengthening current industries and recruiting new industries to the state.  Such target industries include energy and environmental technology, shared services and biotechnology and information technology, which have established a strong presence in the north-central portion of the state.  Through the efforts of the Development Office, the state attracted the placement of a Macy’s fulfillment center in Berkeley County which created 1,100 permanent jobs plus an estimated 2,000 seasonal jobs. In 2013, the Development Office was able to attract additional commercial and industrial projects, including the expansion of Sogefi-Allevard’s and Gestamps’s manufacturing operations in West Virginia, which have created over 500 new jobs. In 2014, Odebrecht acquired land with the possibility of developing an ethane cracker. In 2015, Proctor & Gamble announced the construction of a manufacturing facility in Berkeley County, which will bring an estimated 1,000 construction jobs and 700 permanent jobs in 2017 when it opens.

West Virginia has focused considerable efforts on infrastructure, including roads, schools, water and sewer. In fiscal year ending June 2015, the West Virginia Department of Transportation has budgeted over $135 million for the construction of roads and ancillary operations and over $409 million for road maintenance. During Fiscal Year 2015, the West Virginia Water Development Authority closed 75 loans and grants totaling $295 million (versus $159 million in 2014) to communities for water, wastewater and economic development projects.  The state has since 1990 issued over $1 billion in bonds for school buildings and improvements, higher education improvements and for economic development, to be repaid from lottery proceeds.  The state has issued over $180 million in Surface Transportation Improvements Special Obligation Notes (GARVEEs) for highway construction in West Virginia.

Recently, the Governor of West Virginia has proposed the elimination of the consumer sales tax exemption on mobile phone service and increasing the excise tax on cigarettes.  West Virginia made tax reductions in the past decade through state legislative action or by incorporation of federal law include income deductions for bonus depreciation, including the elimination of the sales tax on food, and a reduction in the Corporation Net Income Tax rate to 6.5%. Furthermore, effective January 1, 2015, West Virginia eliminated its Business Franchise Tax and implemented  an indexed family tax credit based upon family size and federal poverty guidelines to eliminate the Personal Income Tax on families with income below the federal poverty guideline.  In 2003, the Legislature enacted changes to the workers' compensation and medical professional liability laws in order to alleviate the strain that these two matters place on the state's economy.  On January 1, 2006, the state workers’ compensation program became a privatized entity, BrickStreet Mutual Insurance Co. Moreover, in July 2008, the State opened up the workers’ compensation market for full competition with other insurance carriers. The state’s liabilities stemming from the government workers’ compensation program are expected to be fully paid by the end of 2016.

West Virginia has seen relatively stagnant general revenue collections in the past few years. Personal income tax revenue and consumer sales and use tax revenue have remained sluggish for the past four fiscal years and are estimated to decline in fiscal year 2016. For fiscal year 2015, personal income taxes provided $1.84 billion in revenue and the consumer sales and use taxes provided $1.253 billion, combining for over 70% of the state’s General Revenue Fund revenues.  Property tax revenue collection, which primarily funds local government, has seen a gradual increase starting at approximately $6 million in 2010-2011 and growing to $6.7 million in 2014-2015. Severance tax revenue collections have dropped due to the decline in coal and natural gas extraction in West Virginia. A decrease in coal severance tax collections has been linked to changes in the market and regulatory changes.  Lottery revenues have decreased due to increased competition from surrounding states, such as the opening of casinos in Maryland, Ohio,, and Pennsylvania. Commissions in 2015 have decreased $49.4 million from 2014 or 14.7%. Commissions in 2014 decreased $34.6 million or 9.3 in comparison to the previous year. For the fiscal year, 2015, there has been a slight increase in revenue due to a 9.1% increase in personal income tax collections and increase in consumer sales tax collections by 3.8%. The budget for the 2016 fiscal year totals approximately $4.7 billion and is roughly $87 million lower than 2015.

West Virginia’s main expenditures are education and social services. West Virginia ranks 20th in the nation in kindergarten through high school in spending on state funds per pupil. West Virginia ranks 14th in the nation for Medicaid funds per resident. In light of stagnant state revenue and relatively elevated spending, the Governor has recommended in his fiscal year 2016 budget a $72.1 cut for state agencies and higher education and a transfer of funds from the Revenue Shortfall Fund to balance the budget.

The West Virginia Legislature has two Rainy Day Funds, which are each maintained in the West Virginia Treasury, to enable the State to address temporary revenue shortfalls or unforeseen expenses.  The first fund, the Revenue Shortfall Reserve Fund, had a balance of approximately $480.1 million as of June 30, 2015 (down from $555.7 million as of December 31, 2013).  The second fund, the Revenue Shortfall Reserve Fund - Part B, which was created to replace the West Virginia Tobacco Settlement Medical Trust Fund, had a balance of approximately $389million as of June 30, 2015 (up from $362.5 million as of December 31, 2013).  On March 18, 2015, the West Virginia Legislature approved the 2016 fiscal year budget, which included transferring $14.8 million from Revenue Shortfall Reserve Fund. In addition, the State Legislature has developed and is complying with a 40-year plan to eliminate the unfunded liability of certain state pension funds.  On June 26, 2007, the state closed the sale of $911,141,502.60 of Tobacco Settlement Asset-Backed Bonds, Series 2007.  The proceeds of the bonds are being used, among other things, to pare down the long-term debt in the state Teachers’ Retirement System, which as of the end of fiscal year 2015 was funded at 66.0%, with an unfunded liability of $3.5 billion.  The state's other major pension plan, the Public Employees’ Retirement System, was 86.8%  funded at the end of fiscal year 2015, with an unfunded liability of approximately $847 million. The state’s PEIA Board voted to cap retiree health insurance subsidies at $343 per month with an increase of no more than 3% per year.  The action by the PEIA Board and legislation enacted in 2012 dedicating certain tax revenues to pay down OPEB liability is expected to reduce the state’s OPEB $5 billion liability by 2036.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

●	WesMark Small Company Growth Fund seeks capital appreciation.
●	WesMark Growth Fund seeks capital appreciation.
●	WesMark Balanced Fund seeks capital appreciation and income.
●	WesMark Government Bond Fund seeks high current income consistent with preservation of capital.
●	WesMark West Virginia Municipal Bond Fund seeks current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

As a matter of fundamental policy, the WesMark West Virginia Municipal Bond Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and income taxes imposed by the State of West Virginia.  For the purposes of this policy, the tax-free interest must not be a preference item for purposes of computing alternative minimum tax (AMT).

INVESTMENT LIMITATIONS

Borrowing Money and Issuing Senior Securities
The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Diversification of Investments
With respect to securities comprising 75% of the value of their total assets, the Growth Fund, Balanced Fund, Government Bond Fund and Small Company Growth Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of each Fund’s total assets would be invested in the securities of that issuer, or each Fund would own more than 10% of the outstanding voting securities of that issuer.

Underwriting
The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where they may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate
 The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Lending Cash or Securities
The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments
The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

The above investment limitations cannot be changed unless authorized by the Board of Trustees (Board) and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following investment limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin
The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Illiquid Securities
The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of each Fund’s net assets.

Writing Covered Call Options and Purchasing Put Options
With respect to the Government Bond Fund and the Balanced Fund, the Fund will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Concentration Policy
As a matter of non-fundamental policy, for purposes of concentration policy, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered separate industries); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the Securities & Exchange Commission (“SEC”) staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of each Fund’s total assets in any one industry will constitute a concentration.

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”.

Trading in Foreign Securities
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by a Fund’s Board, although the actual calculation may be done by others.

TEMPORARY DEFENSIVE POSITION

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. The Funds may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Funds’ investment returns and/or the ability to achieve the Funds’ investment objectives.

PORTFOLIO TURNOVER

Portfolio turnover is a factor of a Fund’s investment adviser’s reaction to financial market conditions, expectations concerning the economy, factors within the various sectors of the stock market, and changing asset flows from new subscriptions and redemptions.

WHAT DO SHARES COST?

Each Fund’s net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund. A Share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

DETERMINING MARKET VALUE OF SECURITIES

Market values of each Fund’s portfolio securities are determined as follows:

●	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
●	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
●
futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.  Options traded in the over-the-counter (OTC) market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option.  The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

●
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract;

●
for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost;

●
shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing; and

●	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Funds follow procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis.

SERVICE FEES

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to investment professionals or WesBanco, for providing services to shareholders and maintaining shareholder accounts. WesBanco may select others to perform these services for their customers and may pay them fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

SUPPLEMENTAL PAYMENTS

From its own profits, the Adviser may compensate broker-dealers for distribution and may from time to time enter into varying arrangements with broker-dealers in this regard.  This compensation is in addition to other compensation that a broker-dealer may receive in connection with the sale of Fund shares. These payments can be made to affiliates of the Adviser, including WesBanco Securities, Inc.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

The Adviser may pay out of its own resources amounts (including items of material value) to certain financial institutions that support the sale of Shares or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser.  These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution.  These payments may be in addition to payments made by the Funds to the financial institution under the Service Fees or Recordkeeping arrangement.  You can ask your financial institution for information about any payments it receives from the Adviser or the Funds and any services provided.

PURCHASES IN-KIND

You may contact the Distributor to request a purchase of Shares using securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities.  Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as each Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting of shareholders called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

The following table shows shareholders of record who held 5% or more of a Fund’s outstanding shares as of January 31, 2016.

SHAREHOLDER OF RECORD, BENEFICIALLY, OR BOTH AS OF JANUARY 31, 2016
National Financial Services LLC 82 Devonshire St., Mail Zone ZE7F Boston, MA 02109
Fund Name	Shares	% of Outstanding Shares
WesMark Small Company Growth Fund	6,838,030	93.14%
WesMark Growth Fund	16,625,137	90.33%
WesMark Balanced Fund	7,591,072	88.02%
WesMark Government Bond Fund	24,356,874	93.89%
WesMark West Virginia Municipal Bond Fund	10,040,395	89.13%

Shareholder Services
1 Bank Plaza, Suite 460
Wheeling, WV 26003
Fund Name	Shares	% of Outstanding Shares
WesMark Balanced Fund	469,061	5.44%

Pershing Advisor Solutions, LLC
1 Pershing Plz
Jersey City, NJ 07399
Fund Name	Shares	% of Outstanding Shares
WesMark West Virginia Municipal Bond Fund	679,399	6.03%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

WesBanco Trust and Investment Services is a division of WesBanco Bank, Inc.  WesBanco Bank, Inc. is a subsidiary of WesBanco, Inc., a bank holding company organized in the state of West Virginia.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

A Fund entitled to a loss carry-forward, may reduce the taxable income or gain that a Fund would realize, and to which the shareholder would be subject, in the future.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

FOREIGN INVESTMENTS

If the Small Company Growth Fund, Growth Fund, Balanced Fund or Government Bond Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Funds may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WEST VIRGINIA TAXES

Under existing West Virginia laws, distributions made by the West Virginia Municipal Bond Fund will not be subject to the West Virginia personal income tax to the extent that such distributions qualify as exempt under the Internal Revenue Code of 1986, as amended, and represent (i) interest income from obligations of the United States and its possessions; or (ii) interest or dividend income from obligations of any authority, commission or instrumentality of the United States or the State of West Virginia exempt from state income taxes under the laws of the United States or of the State of West Virginia. For purposes of the West Virginia corporate income tax, a special formula is used to compute the extent to which Fund distributions are exempt.

Intangible personal property such as the Fund shares should be exempt from West Virginia personal property taxes pursuant to W. Va. Code § 11-1C-1b.

COST BASIS REPORTING

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

MANAGEMENT OF THE FUNDS

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders.  The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios).  Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

As of January 31, 2016, the Funds’ Board and Officers as a group owned approximately less than 1% of the Funds’ outstanding Shares.

Name Age Address Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
INDEPENDENT TRUSTEES
Lawrence E. Bandi Age: 61 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving September 2004
Principal Occupations:  President, Central Catholic High School, Wheeling, WV

Other Directorships:  Special Wish Foundation, Catholic Charities Health Care West Virginia, Inc. (Charity), and Welty Corporation, New City (Property Development).

Previous Positions:  President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality), Director, Wheeling Convention and Visitors Bureau (Economic Development), Director, MPD Corporation (Property Management).

Mark M. Gleason Age: 65 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving January 2011
Principal Occupation:  Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm).

Other Directorships:  Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 69 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving December 2008	Principal Occupation: Retired Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
INTERESTED TRUSTEE
Robert E. Kirkbride* Age: 76 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 CHAIRMAN AND TRUSTEE Began serving September 2004
Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); President and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); President and Director, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting); President and Director, Spartan Foundation (private foundation).

J. Christopher Gardill** Age: 39 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving August 2015
Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships:  Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings’ Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc.  (Non-Profit).

*
Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc.  Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc., and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

**
Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc.  Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

The name, address, age and principal occupations for the past five years of the officers of the Trust are listed below.  Each officer serves as an officer of the five fund portfolios that comprise the Trust.

OFFICERS
Name Age Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
David B. Ellwood Age: 59 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER, PRESIDENT Began serving: January 2013
Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013

Deborah Ferdon Age: 63 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began service September 2004
Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and  WesBanco Trust and Investment Services, Registered Principal WesBanco Securities, Inc.

Steven Kellas Age: 49 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER, TREASURER Began Service January 2013
Principal Occupation:  Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Positions:  Co-Portfolio Manager, WesMark Funds 2006 – 2013; Vice President, WesBanco Trust and Investment Services

Scott Love Age: 39 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began Service February 2013
Principal Occupation:  Co-Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Vice President & Investment Officer, WesBanco Trust and Investment Services 2012 – January 2013; Morgan Keegan & Company, 1st Vice President, Economic and Market Strategy April 2004 – May 2012.

Todd P. Zerega Age: 41 700 13th Street, N.W. Washington, D.C. 20005	SECRETARY Began serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP. Previous Positions: Partner, Reed Smith LLP.

Sareena Khwaja-Dixon Age: 36 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began Serving: November 2015	Principal Occupation: Vice President, Senior Counsel, ALPS Fund Services, Inc. Previous Positions: Senior Paralegal/Paralegal, Russell Investments, March 2011-July 2015
Pete Greenly Age: 47 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012
Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.

No officer, director or employee of the adviser or any of its affiliates receives any compensation from the Funds.

Committees of the Board
The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (Audit Firm). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Audit Committee met four times during the fiscal year ended December 31, 2015.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Nominating Committee of the Board did not meet during the fiscal year ended December 31, 2015.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Perkins Coie LLP, 700 13th Street, N.W., Washington, D.C.  20005-3690.

Board Oversight of Risk Management
Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Funds’ investment adviser, officers of the Trust and Trust service providers.  For example, the Trust’s independent registered public accounting firm reports annually to the Audit Committee on internal control and accounting and financial reporting matters.  The Board also meets with the Trust’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Trust, the Funds’ investment adviser, distributor, administrator and transfer agent.  In addition, the Independent Trustees meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Board Leadership Structure
The Chairman of the Board, Mr. Kirkbride, is an Interested Trustee.  The Chairman presides at all meetings of the Board at which the Chairman is present.  The Chairman exercises such powers as are assigned to him by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, Trust officers, attorneys and other Trustees between meetings.  The Independent Trustees have appointed Mr. Bandi as the lead Independent Trustee.  In his role as lead Independent Trustee, Mr. Bandi presides at the meetings of Independent Trustees.  As previously disclosed, Mr. Kirkbride is an Interested Trustee due to his security holdings in WesBanco, Inc., the ultimate parent company of the Funds’ investment adviser.  Mr. Kirkbride is not an employee or officer of the Funds’ investment adviser.  The members of the Board believe that Mr. Kirkbride has served as an effective liaison between the Board and the Funds’ various service providers, including the Funds’ investment adviser and accordingly believe he serves as an effective Chairman of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee and a Nominating Committee.  The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees.  The committee structure facilitates orderly and efficient communication among the Independent Trustees, Trust management, services providers and the full Board.

The Board has determined it that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters as the independence of a majority of Trustees, the independence of all members of the Audit and Nominating Committees, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Compensation of Trustees
The Trustees of the Trust receive a quarterly retainer fee in the amount of $3,750 and an additional $3,750 for attending each Board meeting.  The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust.  Interested Trustees receive the same compensation as Independent Trustees.

For the fiscal year ended December 31, 2015, the Trustees received the following compensation:

Name of the Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust Paid to Trustees
Independent Trustee
Lawrence E. Bandi	$30,000	None	None	$30,000
Mark M. Gleason	$30,000	None	None	$30,000
Richard A. Hay	$30,000	None	None	$30,000
Interested Trustee
Robert E. Kirkbride	$30,000	None	None	$30,000
J. Christopher Gardill	$15,000	None	None	$15,000

As previously noted, Mr. Kirkbride serves as a paid consultant to an affiliate of the Adviser in addition to receiving compensation from the Trust for serving as a Trustee.

BOARD OWNERSHIP OF SHARES IN THE FUNDS AS OF DECEMBER 31, 2015

	Independent Trustees			Interested Trustees
	Lawrence E. Bandi	Mark M. Gleason	Richard A. Hay	Robert E. Kirkbride	J. Christopher Gardill
Small Company Growth Fund	None	None	None	None	$10,001 - $50,000
Growth Fund	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000
Balanced Fund	None	None	None	None	None
Government Bond Fund	None	None	None	None	None
West Virginia Municipal Bond Fund	None	None	None	None	None
Aggregate Dollar Range of Securities in the Trust	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds.

The investment adviser of the Fund is a separately identifiable department or division (SIDD) of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (WesBanco), a registered bank holding company.  WesBanco and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania and Ohio. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services.  Internal controls maintained by the Adviser restrict the flow of non-public information, and as a result Fund investments are typically made by the Adviser without any knowledge of WesBanco Bank or its affiliates’ lending relationships with an issuer.

The Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

PORTFOLIO MANAGER INFORMATION

The following information is provided as of December 31, 2015:

Other Accounts Managed by David B. Ellwood*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	189/$781,751,313.00
*	Mr. Ellwood is the head of the investment team for the Balanced Fund and Growth Fund.
**	None of the Accounts has an advisory fee that is based on the performance of the account.

Other Accounts Managed by Steven Kellas*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Companies	None
Other Accounts	340/$698,382,892
*	Mr. Kellas is the head of the investment team for the West Virginia Municipal Bond Fund and Government Bond Fund.
**	None of the accounts has an advisory fee that is based on the performance of the account.

Other Accounts Managed by Scott Love*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	156/$269,152,073
*	Mr. Love is the head of the investment team for the Small Company Growth Fund.
**	None of the Accounts has an advisory fee that is based on the performance of the account.

Portfolio managers use similar investment strategies to manage both the Funds and other accounts.  Material conflicts may arise in the allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager.  The Adviser has policies and procedures in place to address conflicts of interest if they arise in the allocation of investment opportunities.  Conflicts may arise relating to the use of commissions to purchase research related services.  The Funds have policies and procedures in place to ensure security transactions in the Funds are executed at the best prices available under prevailing market conditions without taking into consideration any use of commissions to purchase research related services.

DOLLAR VALUE RANGE OF SHARES OWNED IN THE WESMARK FUNDS AS OF DECEMBER 31, 2015

Fund	David B. Ellwood	Steven Kellas	Scott Love
WesMark Small Company Growth Fund	$50,001 - $100,000	None	$1 - $10,000
WesMark Growth Fund	Over $100,000	Over $100,000	$1 - $10,000
WesMark Balanced Fund	$10,001 - $50,000	None	$1 - $10,000
WesMark Government Bond Fund	$50,001 - $100,000	None	$1 - $10,000
WesMark West Virginia Municipal Bond Fund	$50,001 - $100,000	None	None

Compensation
The Fund pays an advisory fee to the investment adviser of the Fund.  The investment adviser of the Fund is a separately identifiable department or division (SIDD) of WesBanco Bank, Inc. (WesBanco). Each Portfolio Manager is compensated in the form of salary and bonus from WesBanco.

Portfolio Manager compensation is fixed based on a salary scale paid to WesBanco executives with comparable experience and responsibility. Bonus compensation may be paid to Portfolio Managers based on the overall profitability of WesBanco, factors of which may include the profitability of WesBanco Trust and Investment Services, and Lipper rankings of the funds.  Fees paid by the Funds to the Adviser may be a factor in the profitability of WesBanco Trust and Investment Services.  Compensation is not directly based on the performance of any Fund.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, its Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirement for certain investment advisory personnel to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Policy and Proxy Procedures
The Funds have adopted the Adviser’s Proxy Policies and Procedures. The Adviser’s Proxy Policy provides guidance on how the Adviser should vote various proxy matters.  On certain matters the Proxy Policy provides that the Adviser will vote for or against certain matters while other matters will be voted on a case by case basis.

The Adviser’s Proxy Procedures entails the use of Institutional Shareholder Services (ISS), owned by Vestar Capital Partners, is a leading provider of investment decision support tools to investors globally.

ISS is an organization that specializes in the analysis of corporate governance and compensation issues as they are presented to institutional shareholders.  Client proxies will be delivered directly to ISS, who will vote the proxies according to the ISS Proxy Policy.  The proxies will then be presented to the Adviser for approval at which time the Adviser may choose to over-ride the ISS vote if the Adviser’s Proxy Policy on a particular issue is different from that of ISS.  Items identified in the Adviser’s Proxy Policy to be determined on a case by case basis will be voted in accordance with the recommendation of ISS. Any exceptions must be approved by the Senior Executive Officer of the Advisor.

Conflicts of Interests
The Proxy Policy of the Adviser states that, in the event of a conflict between the interests of the investment adviser and its clients (including the Funds), the Adviser will vote the proxy in the best interests of its clients.  Specifically, the Proxy Policy provides that in the event of any potential or actual conflict of interest relating to a particular proxy proposal the proxy will be voted in accordance with the Proxy Policy to the extent the Proxy Policy provides that the Adviser will vote for or against such proposal.  To the extent the Policy calls for the proposal to be voted on a case by case basis the Adviser, depending on the facts and circumstances, will either (1) vote the proxy in accordance with the recommendation of ISS; or (2) vote the proxy pursuant to client direction.

Proxy Voting Report
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. Form N-PX is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than  certain short term and U.S. Government securities and mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds.  The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The Funds’ annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com. Go to the section of the Home page titled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by calling 1-800-864-1013 or on the WesMark website at www.wesmarkfunds.com. Go to “Recent Information” on the Homepage and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio information for each calendar quarter is posted on the Funds’ website usually within 30 days after the end of the calendar quarter. The summary portfolio composition information can be found in the Funds’ “Fact Sheets” and may include identification of a Fund's top ten holdings, and a percentage breakdown of the portfolio by sector, maturity range or credit quality.  To access this information on the Funds' website click on “Recent Information,” locate the “Fact Sheets” link and click on the Fund's name.

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen Fund Audit Services, Ltd.	RATINGS AGENCIES S&P Moody’s Fitch
LEGAL COUNSEL Perkins Coie LLP	PERFORMANCE REPORTING/PUBLICATIONS Bloomberg Morningstar NASDAQ Lipper, Inc. Vickers Thompson Financial
SERVICE PROVIDERS
ALPS Fund Services, Inc.
ALPS Distributors, Inc.
Institutional Shareholder Services (ISS), Inc.
WesBanco Bank, Inc.
WesBanco Investment Department
WesBanco Trust and Investment Services

SECURITY PRICING SERVICES Reuters J.J. Kenny S&P FT Interactive Data FRI Corporation Bloomberg
OTHER Broadridge Financial Solutions Investment Company Institute (ICI) Electra Information Systems PNC Financial Services Group, Inc.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research and brokerage services (as described below). The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to oversight by the Funds’ Board.

Investment decisions for a Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

As of December 31, 2015, the Small Company Growth Fund owned shares of Stifel Financial Corp., $1,929,117; the Growth Fund owned shares of Morgan Stanley, $6,362,000and Fifth Third Bancorp, $6,030,000; the Balanced Fund owned shares of PNC Financial Services Group, Inc., $1,524,960; preferred shares of PNC Financial Services Group, Inc., $383,250; and bonds issued by Morgan Stanley, $524,807and PNC Financial Services Group, Inc., $485,549.

Research and Brokerage Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2015, the Small Company Growth Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $16,885,587 for which the Fund paid $14,237 in brokerage commissions. The Growth Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $57,933,323 for which the Fund paid $33,880 in brokerage commissions. The Balanced Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $8,607,530 for which the Fund paid $4,175 in brokerage commissions.

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

ALPS Distributors, Inc. (ADI) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  For the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013, the Distributor received $0 in underwriting commissions with respect to all the Funds offered by the Trust.

ADMINISTRATOR

ALPS Fund Services, Inc. (AFS) provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds.  For the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013, AFS received $766,791, $746,234, and $734,030, respectively in administrative fees with respect to all the Funds offered by the Trust.

FUND COUNSEL

Perkins Coie, LLP serves as counsel to the Funds.

CUSTODIAN

WesBanco Bank, Inc. is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc. is the Transfer Agent and Dividend Disbursing Agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Registered Public Accounting Firm for the Funds, Cohen Fund Audit Services, Ltd., conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

FEES PAID BY THE FUNDS FOR SERVICES

Advisory Fee Paid/Advisory Fee Waived
Fiscal Year Ended:	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
December 31, 2015	$737,588/$0	$2,657,342/$0	$774,759/$0	$1,598,478/$0	$720,223/$120,037
December 31, 2014	$704,480/$0	$2,637,181/$0	$717,798/$0	$1,621,690/$0	$695,195/115,866
December 31, 2013	$597,211/$0	$2,310,699/$0	$600,375/$0	$1,608,458/$0	$683,198/$113,866

Brokerage Commissions Paid
Fiscal Year Ended:	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
December 31, 2015	$53,382	$84,164	$21,531	$0	$0
December 31, 2014	$23,686	$63,563	$16,390	$0	$0
December 31, 2013	$25,869	$69,466	$21,282	$0	$0

Administrative Fee Paid
Fiscal Year Ended:	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
December 31, 2015	$79,372/$0	$254,558/$0	$91,973/$0	$222,598/$0	$118,290/$0
December 31, 2014	$76,102/$0	$253,525/$0	$84,297/$0	$221,086/$0	$111,224/$0
December 31, 2013	$69,969/$0	$239,614/ $0	$76,334/$0	$233,535/$0	$114,578/$0

Shareholder Services Fee Paid
Fiscal Year Ended:	Small Company Growth Fund	Growth Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund
December 31, 2015	$245,846/$0	$885,726/$0	$258,558/$0	$666,033/$0	$300,093/$0
December 31, 2014	$234,827/$0	$879,060/$0	$239,266/$0	$675,704/$0	$289,664/$0
December 31, 2013	$199,070/ $0	$770,233/$0	$200,125/$0	$670,191/$0	$284,666/$0

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2015. Yield is given for the 30-day period ended December 31, 2015.

SMALL COMPANY GROWTH FUND	1 Year	5 Years	10 Years
Return Before Taxes	-2.87%	7.87%	7.14%
Return After Taxes on Distributions	-4.28%	6.95%	6.58%
Return After Taxes on Distributions and Sale of Shares	-0.44%	6.27%	5.81%
Yield	N/A	N/A	N/A

GROWTH FUND	1 Year	5 Years	10 Years
Return Before Taxes	-1.94%	8.98%	6.17%
Return After Taxes on Distributions	-2.75%	8.36%	5.58%
Return After Taxes on Distributions and Sale of Shares	-0.41%	7.11%	4.96%
Yield	N/A	N/A	N/A

BALANCED FUND	1 Year	5 Years	10 Years
Return Before Taxes	-1.94%	6.41%	5.57%
Return After Taxes on Distributions	-3.46%	5.56%	4.83%
Return After Taxes on Distributions and Sale of Shares	0.10%	5.03%	4.37%
Yield	1.84%	N/A	N/A

GOVERNMENT BOND FUND	1 Year	5 years	10 Years
Return Before Taxes	0.81%	1.79%	3.23%
Return After Taxes on Distributions	0.07%	0.98%	2.14%
Return After Taxes on Distributions and Sale of Shares	0.46%	1.06%	2.10%
Yield	1.69%	N/A	N/A

WEST VIRGINIA MUNICIPAL BOND FUND	1 Year	5 Years	10 Years
Return Before Taxes	2.14%	3.63%	3.29%
Return After Taxes on Distributions	2.10%	3.60%	3.27%
Return After Taxes on Distributions and Sale of Shares	2.18%	3.42%	3.23%
Yield	2.08%	N/A	N/A
Tax-Equivalent Yield (At the 25% Federal Joint Tax Rate)	2.77%	N/A	N/A

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the reinvestment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per Share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $10,000, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When shares of a Fund are in existence for less than a year, a Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

The yield of shares is calculated by dividing: (i) the net investment income per Share earned by the shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below are samples of tax-equivalency tables that may be used in advertising and sales literature. These tables are for illustrative purposes only and are not representative of past or future performance of the West Virginia Municipal Bond Fund. The interest earned by the municipal securities owned by the West Virginia Municipal Bond Fund generally remains free from federal regular income tax and is often free from West Virginia taxes as well. However, some of the West Virginia Municipal Bond Fund’s income may be subject to the AMT and state and/or local taxes.

Taxable Yield Equivalent for 2015 State of West Virginia

Combined Federal & State:	13.00%	19.50%	31.50%	34.50%	39.50%	41.50%	46.10%
Single Return:	$0-9,225	$9,226-37,450	$37,451-90,750	$90,751-189,300	$189,301-411,500	$411,501-413,200	Over $413,201
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.57%	0.62%	0.73%	0.76%	0.83%	0.85%	0.93%
1.00%	1.15%	1.24%	1.46%	1.53%	1.65%	1.71%	1.86%
1.50%	1.72%	1.86%	2.19%	2.29%	2.48%	2.56%	2.78%
2.00%	2.30%	2.48%	2.92%	3.05%	3.31%	3.42%	3.71%
2.50%	2.87%	3.11%	3.65%	3.82%	4.13%	4.27%	4.64%
3.00%	3.45%	3.73%	4.38%	4.58%	4.96%	5.13%	5.57%
3.50%	4.02%	4.35%	5.11%	5.34%	5.79%	5.98%	6.49%
4.00%	4.60%	4.97%	5.84%	6.11%	6.61%	6.84%	7.42%
4.50%	5.17%	5.59%	6.57%	6.87%	7.44%	7.69%	8.35%
5.00%	5.75%	6.21%	7.30%	7.63%	8.26%	8.55%	9.28%
5.50%	6.32%	6.83%	8.03%	8.40%	9.09%	9.40%	10.20%
6.00%	6.90%	7.45%	8.76%	9.16%	9.92%	10.26%	11.13%
6.50%	7.47%	8.07%	9.49%	9.92%	10.74%	11.11%	12.06%
7.00%	8.05%	8.70%	10.22%	10.69%	11.57%	11.97%	12.99%
7.50%	8.62%	9.32%	10.95%	11.45%	12.40%	12.82%	13.91%
8.00%	9.20%	9.94%	11.68%	12.21%	13.22%	13.68%	14.84%
8.50%	9.77%	10.56%	12.41%	12.98%	14.05%	14.53%	15.77%
9.00%	10.34%	11.18%	13.14%	13.74%	14.88%	15.38%	16.70%

Note:	The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Taxable Yield Equivalent for 2014 State of West Virginia

Combined Federal & State:	14.00%	21.50%	31.50%	34.50%	39.50%	41.50%	46.10%
Joint Return:	$0 -18,450	$18,451-74,900	$74,901-151,200	$151,201-230,450	$230,451-411,500	$411,501-464,850	Over $464,851
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.58%	0.64%	0.73%	0.76%	0.83%	0.85%	0.93%
1.00%	1.16%	1.27%	1.46%	1.53%	1.65%	1.71%	1.87%
1.50%	1.74%	1.91%	2.19%	2.29%	2.48%	2.56%	2.80%
2.00%	2.33%	2.55%	2.92%	3.05%	3.31%	3.42%	3.74%
2.50%	2.91%	3.18%	3.65%	3.82%	4.13%	4.27%	4.67%
3.00%	3.49%	3.82%	4.38%	4.58%	4.96%	5.13%	5.60%
3.50%	4.07%	4.46%	5.11%	5.34%	5.79%	5.98%	6.54%
4.00%	4.65%	5.10%	5.84%	6.11%	6.61%	6.84%	7.48%
4.50%	5.23%	5.73%	6.57%	6.87%	7.44%	7.69%	8.41%
5.00%	5.81%	6.37%	7.30%	7.63%	8.26%	8.55%	9.35%
5.50%	6.40%	7.01%	8.03%	8.40%	9.09%	9.40%	10.28%
6.00%	6.98%	7.64%	8.76%	9.16%	9.92%	10.26%	11.21%
6.50%	7.56%	8.28%	9.49%	9.92%	10.74%	11.11%	12.15%
7.00%	8.14%	8.92%	10.22%	10.69%	11.57%	11.97%	13.08%
7.50%	8.72%	9.55%	10.95%	11.45%	12.40%	12.82%	14.02%
8.00%	9.30%	10.19%	11.68%	12.21%	13.22%	13.68%	14.95%
8.50%	9.88%	10.83%	12.41%	12.98%	14.05%	14.53%	15.89%
9.00%	10.47%	11.46%	13.14%	13.74%	14.88%	15.38%	16.82%

Note:	The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended December 31, 2015, have been audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, and are incorporated herein by reference to the Annual Report to Shareholders of the WesMark Funds dated December 31, 2015.

Addresses

WESMARK FUNDS

WesMark Small Company Growth Fund
WesMark Growth Fund
WesMark Balanced Fund
WesMark Government Bond Fund
WesMark West Virginia Municipal Bond Fund

One Bank Plaza
Wheeling, WV 26003

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO  80203

Investment Adviser
WesBanco Investment Department
One Bank Plaza
Wheeling, WV 26003

Custodian
WesBanco Bank, Inc.
One Bank Plaza
Wheeling, WV 26003

Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH  44115

Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO   80203

Fund Counsel
Perkins Coie, LLP
700 13th Street, N.W.
Washington, D.C.  20005

APPENDIX:            Investment Ratings

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS
AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS
AAA—Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA—Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA—Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA—Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA—Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

●	Leading market positions in well established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earning coverage of fixed financial charges and high internal cash generation.
●	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS
A-—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)		Declaration of Trust of the Registrant.(1)
	(i)	Amendment No. 1 to the Declaration of Trust of the Registrant.(2)
	(ii)	Amendment No. 2 to the Declaration of Trust of the Registrant.(13)
	(iii)	Amendment No. 3 to the Declaration of Trust of the Registrant.(13)
	(iv)	Amendment No. 4 to the Declaration of Trust of the Registrant.(13)
(b)		By-Laws of the Registrant.(1)
	(ii)	Amendment No. 1 to the By-Laws of the Registrant.(11)
	(iii)	Amendment No. 2 to the By-Laws of the Registrant.(11)
	(iv)	Amendment No. 3 to the By-Laws of the Registrant.(11)
	(i)	Amendment No. 4 to the By-Laws of the Registrant.(10)
	(v)	Amendment No. 5 to the By-Laws of the Registrant.(11)
	(vi)	Amendment No. 6 to the By-Laws of the Registrant.(12)
	(vii)	Amendment No. 7 to the By-Laws of the Registrant.(14)
	(viii)	Amendment No. 8 to the By-Laws of the Registrant.(21)
(c)		Not applicable.
(d)		Investment Advisory Contract of the Registrant.(8)
	(i)	Exhibit A to the Investment Advisory Contract of the Registrant.(8)
	(ii)	Exhibit B to the Investment Advisory Contract of the Registrant.(8)
	(iii)	Exhibit C to the Investment Advisory Contract of the Registrant.(8)
	(iv)	Exhibit D to the Investment Advisory Contract of the Registrant.(8)
	(v)	Exhibit E to the Investment Advisory Contract of the Registrant.(8)
	(vi)	Amendment to Investment Advisory Contract of the Registrant.(9)
(e)	(i)	Distributor’s Contract of the Registrant.(20)
	(ii)	Amendment to Distributor’s Contract of the Registrant.(+)
	(ii)	Form of Broker Dealer Selling Agreement.(17)
(f)		Not applicable.
(g)		Custodian Contract of the Registrant.(1)
	(i)	Exhibit 1 to the Custodian Contract of the Registrant (Schedule of Fees).(4)
	(ii)	Amendment to Custodian Contract of the Registrant.(9)
(h)	(i)	Administration, Bookkeeping, and Pricing Services Agreement of the Registrant.(17)
	(ii)	Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(20)
	(iii)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(+)
	(iv)	Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)
	(v)	Amendment No. 1 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)
	(vi)	Amendment No. 2 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(4)
	(vii)	Amendment No. 3 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(12)
	(viii)	Transfer Agency and Services Agreement of the Registrant.(17)
	(ix)	Amendment to Transfer Agency and Services Agreement of the Registrant.(21)
	(x)	Transfer Agency and Services Assignment Agreement of the Registrant.(20)
	(xi)	Amendment to Transfer Agency and Services Agreement of the Registrant. (+)

	(xii)	Transfer Agent Interactive Services Agreement of the Registrant.(17)
	(xiii)	Transfer Agent Interactive Services Assignment Agreement of the Registrant.(20)
	(xiv)	Amendment to Transfer Agent Interactive Services Assignment Agreement of the Registrant.( +)
(i)		Opinion and Consent of Counsel as to Legality of Shares Being Registered.(2)
(j)	(i)	Consent of Independent Registered Public Accounting Firm.(+)
(k)		Not applicable.
(l)		Initial Capital Understanding.(2)
(m)		Not applicable
(n)		Not applicable.
(o)		Not applicable.
(p)	(i)	Code of Ethics for Access Persons.(12)
	(ii)	WesBanco Bank Inc. Code of Ethics.(12)
	(iii)	ALPS Distributors, Inc. Code of Ethics.(22)
(q)	(i)	Power of Attorney of the Registrant.( +)

+ Filed herewith.

1.	Response is incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed November 14, 1996 (File Nos. 333-16157 and 811-7925).
2.	Response is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed February 4, 1997 (File Nos. 333-16157 and 811-7925).
4.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed January 8, 1998 (File Nos. 333-16157 and 811-7925).
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed May 31, 2001 (File Nos. 333-16157 and 811-7925).
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 27, 2002 (File Nos. 333-16157 and 811-7925).
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-1A filed March 26, 2003(File Nos. 333-16157 and 811-7925).
11.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed March 25, 2004(File Nos. 333-16157 and 811-7925).
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-1A filed January 28, 2005, (File Nos. 333-16157 and 811-7925).
13.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed May 16, 2006, (File Nos. 333-16157 and 811-7925).
14.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed March 30, 2007, (File Nos. 333-16157 and 811-7925).
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed December 21, 2009.
20.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 on Form N1-A filed February 29, 2012.
21.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N1-A filed February 28, 2014.
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33 on Form N-1A filed February 27, 2015

Item 29.	Persons Controlled by or Under Common Control with Registrant
None.

Item 30.	Indemnification.
Directors, officers, the Funds’ underwriter or affiliated persons of the Funds are insured or indemnified against any liability in their official capacity as follows:

(1)	BY-LAWS (as amended)
ARTICLE IX:  INDEMNIFICATION OF TRUSTEES AND OFFICERS
Section 1.     INDEMNIFICATION. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (including persons who serve at the Trust’s request as trustees, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise)(each such person being an "indemnitee") against any liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body,  in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Section 2.     ACTIONS BY TRUSTEE AGAINST THE TRUST. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3.     SURVIVAL. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4.      AMENDMENTS. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5.     PROCEDURE. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding Section 6 below.
3

Section 6.     ADVANCES. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7.      OTHER RIGHTS. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Declaration of Trust or the by-laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of  the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8.      INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the by-laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.

(2)	DECLARATION OF TRUST (as amended)
ARTICLE XI: LIMITATION OF LIABILITY AND INDEMNIFICATION
Section 1.  Limitation of Personal Liability and Indemnification of Shareholders.  The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription for any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable.  Such indemnification shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2.  Limitation of Personal Liability and Indemnification of Trustees, Officers, Employees or Agents of the Trust.  No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally.  The Trustees, officers, employees or agents of the Trust in  incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.
4

Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.
Each person who is or was a Trustee, officer, employee or agent of the Trust shall be entitled to indemnification out of the assets of the Trust (or of any Series or Class) to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted in contravention of the 1940 Act.

Section 3.  Express Exculpatory Clauses and Instruments.
(a)            All persons extending credit to, contracting with or having any claim against the Trust or a particular Series or Class shall only look to the assets of the Trust or the assets of that particular Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be liable therefor.

(b)            The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever.  The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration of Trust, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission.  If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

Item 31.	Business and Other Connections of Investment Adviser

For a description of the other business of the investment adviser, see the section titled “Who Manages the Fund – Adviser’s Background” in Part A.

The principal executive officers and directors of the Trust’s investment adviser are set forth in the following table.  Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with WesBanco Bank, Inc., One Bank Plaza, Wheeling, West Virginia 26003.

NAME	POSITION WITH THE ADVISOR	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Ellwood, David B.	Executive Vice President	WesBanco Trust & Investment Services
Ferdon, Deborah	Executive Vice President, CCO	WesBanco Trust & Investment Services
5

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Trust, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds,  DBX ETF TRUST, ETFS Trust, EGA Emerging Global Shares Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Pointbreak ETF Trust, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President, PowerShares	None
6

Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None
*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)            Not applicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

ALPS Distributors, Inc. (“Distributor”)	1290 Broadway, Suite 1100 Denver, CO 80203

ALPS Fund Services, Inc. (“Administrator” and “Transfer Agent and Dividend Dispersing Agent”)	1290 Broadway, Suite 1100 Denver, CO 80203

WesBanco Investment Department, a division of WesBanco Bank, Inc. (“Adviser”)	One Bank Plaza Wheeling, WV 26003

WesBanco Bank, Inc. (“Custodian”)	One Bank Plaza Wheeling, WV 26003

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.
7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned in the City of Pittsburgh and Commonwealth of Pennsylvania on the 26th day of February, 2016.

WESMARK FUNDS

BY:	/s/ Todd P. Zerega
Todd P. Zerega
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Robert E. Kirkbride	Chairman and Trustee	February 26, 2016
Robert E. Kirkbride*

/s/ Lawrence E. Bandi	Trustee	February 26, 2016
Lawrence E. Bandi*

/s/ J. Christopher Gardill	Trustee	February 26, 2016
J. Christopher Gardill*
/s/ Mark M. Gleason	Trustee	February 26, 2016
Mark M. Gleason*
/s/ Richard A. Hay	Trustee	February 26, 2016
Richard A. Hay*

/s/ David Ellwood	Chief Executive Officer and President	February 26, 2016
David Ellwood

/s/ Steven Kellas	Chief Financial Officer and Treasurer	February 26, 2016
Steven Kellas

*	Signature affixed by Sareena Khwaja-Dixon, Assistant Secretary of the registrant, pursuant to a Power of Attorney dated February 23, 2016.
8

EXHIBIT INDEX

28(e)(ii)	Amendment to Distribution Agreement
28(h)(iii)	Amendment to Administration, Bookkeeping and Pricing Services Agreement
28(h)(xi)	Amendment to Transfer Agency and Services Agreement
28(h)(xiv)	Amendment to Transfer Agency Interactive Client Services Agreement
28(j)(i)	Consent of Independent Registered Public Accounting Firm
28(q)(i)	Powers of Attorney of Registrant
9